EXECUTION COPY




================================================================================






                                  INCO LIMITED

                                       TO

                              THE BANK OF NEW YORK,
                                                 Trustee



                                 --------------


                             SUBORDINATED INDENTURE

                            Dated as of March 7, 2003


                                 --------------








================================================================================

                                  INCO LIMITED
    CERTAIN SECTIONS OF THIS INDENTURE RELATING TO SECTIONS 310 THROUGH 318,
                 INCLUSIVE, OF THE TRUST INDENTURE ACT OF 1939:


TRUST INDENTURE                                               INDENTURE SECTION
  ACT SECTION

ss.310(a)(1)      ........................................    609
      (a)(2)      ........................................    609
      (a)(3)      ........................................    Not Applicable
      (a)(4)      ........................................    Not Applicable
      (b)         ........................................    608
                                                              610
ss.311(a)         ........................................    613
      (b)         ........................................    613
ss.312(a)         ........................................    701
                                                              702
      (b)         ........................................    702
      (c)         ........................................    702
ss.313(a)         ........................................    703
      (b)         ........................................    703
      (c)         ........................................    703
      (d)         ........................................    703
ss.314(a)         ........................................    704
      (a)(4)      ........................................    101
                                                              1004
      (b)         ........................................    Not Applicable
      (c)(1)      ........................................    102
      (c)(2)      ........................................    102
      (c)(3)      ........................................    Not Applicable
      (d)         ........................................    Not Applicable
      (e)         ........................................    102
ss.315(a)         ........................................    601
      (b)         ........................................    602
      (c)         ........................................    601
      (d)         ........................................    601
      (e)         ........................................    514
ss.316(a)         ........................................    101
      (a)(1)(A)   ........................................    502
                                                              512
      (a)(1)(B)   ........................................    513
      (a)(2)      ........................................    Not Applicable
      (b)         ........................................    508
      (c)         ........................................    104
ss.317(a)(1)      ........................................    503
      (a)(2)      ........................................    504
      (b)         ........................................    1003
ss.318(a)         ........................................    107

                                TABLE OF CONTENTS
                                   ----------


                                                                            PAGE
                                                                            ----

PARTIES........................................................................1
RECITALS.......................................................................1


ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION............1

Section 101. Definitions.......................................................1
     Accredited Investor Letter................................................2
     Act.......................................................................2
     Additional Interest.......................................................2
     Additional Trustee........................................................2
     Affiliate.................................................................2
     Agent Member..............................................................2
     Applicable Procedures.....................................................2
     Authenticating Agent......................................................2
     Board of Directors........................................................2
     Board Resolution..........................................................2
     Business Day..............................................................3
     Certificated Security.....................................................3
     Clearstream...............................................................3
     Commission................................................................3
     Company...................................................................3
     Company Request...........................................................3
     Corporate Trust Office....................................................3
     corporation...............................................................3
     Defaulted Interest........................................................3
     Depositary................................................................3
     Depository Securities Certification.......................................3
     DTC.......................................................................3
     Euroclear.................................................................3
     Event of Default..........................................................4
     Exchange Act..............................................................4
     Exchange Offer............................................................4
     Exchange Registration Statement...........................................4
     Exchange Security.........................................................4
     Expiration Date...........................................................4
     Expiration Period.........................................................4
     GAAP......................................................................4
     Global Security...........................................................4

-----------
     NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                            PAGE
                                                                            ----

     Holder....................................................................4
     Indenture.................................................................4
     Institutional Accredited Investor.........................................4
     interest..................................................................4
     Interest Payment Date.....................................................5
     Investment Company Act....................................................5
     Issue Date................................................................5
     Maturity..................................................................5
     Notice of Default.........................................................5
     Officers' Certificate.....................................................5
     Opinion of Counsel........................................................5
     Original Issue Discount Security..........................................5
     Original Securities.......................................................5
     Other Additional Amounts..................................................5
     Outstanding...............................................................5
     Paying Agent..............................................................6
     Person....................................................................6
     Place of Payment..........................................................6
     Predecessor Security......................................................6
     Purchase Agreement........................................................7
     Qualified Institutional Buyer.............................................7
     Record Date...............................................................7
     Record Date Period........................................................7
     Redemption Date...........................................................7
     Redemption Price..........................................................7
     Registered Securities.....................................................7
     Registration Default......................................................7
     Registration Rights Agreement.............................................7
     Regular Record Date.......................................................7
     Regulation S..............................................................7
     Regulation S Certificate..................................................7
     Regulation S Global Security..............................................7
     Regulation S Legend.......................................................7
     Regulation S Securities...................................................7
     Relevant Taxing Jurisdiction..............................................7
     Repayment Date............................................................8
     Repayment Price...........................................................8
     Resale Registration Statement.............................................8
     Responsible Officer.......................................................8
     Restricted Global Security................................................8
     Restricted Period.........................................................8
     Restricted Securities.....................................................8
     Restricted Securities Certificate.........................................8
     Restricted Securities Legend..............................................8
     Rule 144A.................................................................8
     Rule 144A Securities......................................................8

-----------
     NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                            PAGE
                                                                            ----

     Securities................................................................8
     Securities Act............................................................8
     Securities Act Legend.....................................................9
     Securities Register.......................................................9
     Senior Indebtedness.......................................................9
     Special Interest..........................................................9
     Special Record Date.......................................................9
     Specified Taxes...........................................................9
     Stated Maturity...........................................................9
     Subsidiary................................................................9
     Successor Corporation....................................................10
     Successor Security.......................................................10
     Temporary Regulation S Global Security...................................10
     Transferee Securities Certification......................................10
     Trust Indenture Act......................................................10
     Trustee..................................................................10
     Vice President...........................................................10
Section 102. Compliance Certificates and Opinions.............................10
Section 103. Form of Documents Delivered to Trustee...........................11
Section 104. Acts of Holders; Record Dates....................................11
Section 105. Notices, Etc., to Trustee and Company............................13
Section 106. Notice to Holders; Waiver........................................13
Section 107. Conflict with Trust Indenture Act................................14
Section 108. Effect of Headings and Table of Contents.........................14
Section 109. Successors and Assigns...........................................14
Section 110. Separability Clause..............................................14
Section 111. Benefits of Indenture............................................14
Section 112. Governing Law....................................................14
Section 113. Legal Holidays...................................................15


ARTICLE TWO SECURITY FORMS....................................................15

Section 201. Forms Generally..................................................15
Section 202. Form of Face of Security.........................................17
Section 203. Form of Reverse of Security......................................21
Section 204. Form of Legend for Securities....................................25
Section 205. Form of Trustee's Certificate of Authentication..................28


ARTICLE THREE THE SECURITIES..................................................28

Section 301. Amount Unlimited; Issuable in Series.............................28
Section 302. Denominations....................................................31
Section 303. Execution, Authentication, Delivery and Dating...................31
Section 304. Temporary Securities.............................................33


-----------
     NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                            PAGE
                                                                            ----

Section 305. Registration, Registration of Transfer and Exchange;
              Certain Transfers and Exchanges.................................33
Section 306. Mutilated, Destroyed, Lost and Stolen Securities.................41
Section 307. Payment of Interest and Additional Interest; Interest
              Rights Preserved................................................42
Section 308. Persons Deemed Owners............................................43
Section 309. Cancellation.....................................................43
Section 310. Computation of Interest..........................................44
Section 311. Deferrals of Interest Payment Dates..............................44
Section 312. CUSIP Numbers....................................................45


ARTICLE FOUR SATISFACTION AND DISCHARGE.......................................46

Section 401. Satisfaction and Discharge of Indenture..........................46
Section 402. Application of Trust Money.......................................47


ARTICLE FIVE REMEDIES.........................................................47

Section 501. Events of Default................................................47
Section 502. Acceleration of Maturity; Rescission and Annulment...............49
Section 503. Collection of Indebtedness and Suits for Enforcement
              by Trustee......................................................50
Section 504. Trustee May File Proofs of Claim.................................51
Section 505. Trustee May Enforce Claims Without Possession
              of Securities...................................................51
Section 506. Application of Money Collected...................................51
Section 507. Limitation on Suits..............................................52
Section 508. Unconditional Right of Holders to Receive Principal,
              Premium and Interest and to Convert.............................52
Section 509. Restoration of Rights and Remedies...............................53
Section 510. Rights and Remedies Cumulative...................................53
Section 511. Delay or Omission Not Waiver.....................................53
Section 512. Control by Holders...............................................53
Section 513. Waiver of Past Defaults..........................................53
Section 514. Undertaking for Costs............................................54
Section 515. Waiver of Stay or Extension Laws.................................54


ARTICLE SIX THE TRUSTEE.......................................................54

Section 601. Certain Duties and Responsibilities..............................54
Section 602. Notice of Defaults...............................................56
Section 603. Certain Rights of Trustee........................................56
Section 604. Not Responsible for Recitals or Issuance of Securities...........57
Section 605. May Hold Securities..............................................57
Section 606. Money Held in Trust..............................................58
Section 607. Compensation and Reimbursement...................................58


-----------
     NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                            PAGE
                                                                            ----

Section 608. Disqualification; Conflicting Interests..........................59
Section 609. Corporate Trustee Required; Eligibility..........................59
Section 610. Resignation and Removal; Appointment of Successor................59
Section 611. Acceptance of Appointment by Successor...........................60
Section 612. Merger, Conversion, Consolidation or Succession
              to Business.....................................................61
Section 613. Preferential Collection of Claims Against Company................62
Section 614. Appointment of Authenticating Agent..............................62
Section 615. Appointment of Additional Trustees...............................63


ARTICLE SEVEN HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY...............64

Section 701. Company to Furnish Trustee Names and Addresses of Holders........64
Section 702. Preservation of Information; Communications to Holders...........64
Section 703. Reports by Trustee...............................................65
Section 704. Reports by Company...............................................65


ARTICLE EIGHT CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE............65

Section 801. Company May Consolidate, Etc., Only on Certain Terms.............65
Section 802. Taxing Jurisdiction..............................................66
Section 803. Successor Corporation Substituted................................67


ARTICLE NINE SUPPLEMENTAL INDENTURES..........................................68

Section 901. Supplemental Indentures Without Consent of Holders...............68
Section 902. Supplemental Indentures With Consent of Holders..................69
Section 903. Execution of Supplemental Indentures.............................70
Section 904. Effect of Supplemental Indentures................................70
Section 905. Conformity with Trust Indenture Act..............................70
Section 906. Reference in Securities to Supplemental Indentures...............71
Section 907. Subordination Unimpaired.........................................71
Section 908. Notice of Supplemental Indentures................................71


ARTICLE TEN COVENANTS.........................................................71

Section 1001. Payment of Principal; Premium and Interest......................71
Section 1002. Maintenance of Office or Agency.................................71
Section 1003. Money for Securities Payments to Be Held in Trust...............72
Section 1004. Corporate Existence.............................................73
Section 1005. Maintenance of Properties.......................................73
Section 1006. Payment of Taxes and Other Claims...............................73
Section 1007. Statement by Officers as to Default.............................74


-----------
     NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                            PAGE
                                                                            ----

Section 1008. Waiver of Certain Covenants.....................................74


ARTICLE ELEVEN REDEMPTION OF SECURITIES.......................................74

Section 1101. Applicability of Article........................................74
Section 1102. Election to Redeem; Notice to Trustee...........................74
Section 1103. Selection by Trustee of Securities to Be Redeemed...............74
Section 1104. Notice of Redemption............................................75
Section 1105. Deposit of Redemption Price.....................................76
Section 1106. Securities Payable on Redemption Date...........................76
Section 1107. Securities Redeemed in Part.....................................77
Section 1108. Purchase of Securities..........................................77


ARTICLE TWELVE PURCHASE OR REPAYMENT OF SECURITIES BY THE COMPANY
AT OPTION OF HOLDERS..........................................................77

Section 1201. Applicability of Article........................................77
Section 1202. Notice of Repayment Date........................................77
Section 1203. Deposit of Repayment Price......................................78
Section 1204. Securities Payable on Repayment Date............................78
Section 1205. Securities Repaid in Part.......................................78


ARTICLE THIRTEEN SINKING FUNDS................................................79

Section 1301. Applicability of Article........................................79
Section 1302. Satisfaction of Sinking Fund Payments with Securities...........79
Section 1303. Redemption of Securities for Sinking Fund.......................79


ARTICLE FOURTEEN CONCERNING THE HOLDERS.......................................80

Section 1401. Action by Holders...............................................80
Section 1402. Proof of Record of Holders' Meeting.............................80
Section 1403. Identification of Company-Owned Securities......................80
Section 1404. Revocation of Consents; Future Holders Bound....................80


ARTICLE FIFTEEN HOLDERS' MEETINGS.............................................81

Section 1501. Purposes of Meetings............................................81
Section 1502. Call of Meetings By Trustee.....................................81
Section 1503. Call of Meetings By Company or Holders..........................81
Section 1504. Qualifications for Voting.......................................82
Section 1505. Regulations.....................................................82


-----------
     NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                            PAGE
                                                                            ----

Section 1506. Voting..........................................................83
Section 1507. No Delay of Rights by Meeting...................................83


ARTICLE SIXTEEN SUBORDINATION OF SECURITIES...................................83

Section 1601. Securities Subordinate to Senior Indebtedness...................83
Section 1602. No Payment When Senior Indebtedness in Default;
               Payment Over of Proceeds Upon Dissolution, Etc.................84
Section 1603. Payment Permitted If No Default.................................85
Section 1604. Subrogation to Rights of Holders of Senior Indebtedness.........86
Section 1605. Provisions Solely to Define Relative Rights.....................86
Section 1606. Trustee to Effectuate Subordination.............................86
Section 1607. No Waiver of Subordination Provisions...........................87
Section 1608. Notice to Trustee...............................................87
Section 1609. Reliance on Judicial Order or Certificate of Liquidating
               Agent..........................................................88
Section 1610. Trustee Not Fiduciary for Holders of Senior Indebtedness........88
Section 1611. Rights of Trustee as Holder of Senior Indebtedness;
               Preservation of Trustee's Rights...............................88
Section 1612. Article Applicable to Paying Agents.............................89
Section 1613. Effect on Events of Default.....................................89
Section 1614. Acceleration of Securities......................................89


ARTICLE SEVENTEEN MISCELLANEOUS PROVISIONS....................................89

Section 1701. Consent to Jurisdiction and Service of Process..................89
Section 1702. Indenture and Securities Solely Corporate Obligations...........90
Section 1703. Execution in Counterparts.......................................91

TESTIMONIUM...................................................................88







-----------
     NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

Annex A-1    -   Form of Transfer Certificate - Restricted Global Security to
                 Temporary Regulation S Global Security
Annex A-2    -   Form of Transfer Certificate - Restricted Global Security to
                 Regulation S Global Security
Annex B      -   Form of Transfer Certificate - Temporary Regulation S Global
                 Security or Regulation S Global Security to Restricted Global
                 Security
Annex C-1    -   Form of Certification to be Given by Holders of Beneficial
                 Interest in a Temporary Regulation S Global Security to
                 Euroclear or Clearstream
Annex C-2    -   Form of Certification to be Given by Euroclear Bank S.A./N.V.,
                 as operator of the Euroclear System, or Clearstream Banking
Annex C-3    -   Form of Certification to be Given by Transferee of Beneficial
                 Interest in a Temporary Regulation S Global Security After the
                 Restricted Period
Annex D-1    -   Form of Transfer Certificate - Non-Global Restricted Security
                 to Restricted Global Security
Annex D-2    -   Form of Certificate - Non-Global Restricted Security to
                 Regulation S Global Security or Temporary Regulation S Global
                 Security
Annex E      -   Institutional Accredited Investor Letter
Annex F      -   Form of Instruction for Exchange








-----------
     NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

         SUBORDINATED  INDENTURE,  dated  as of  March  7,  2003,  between  INCO
LIMITED, a corporation duly organized and existing under the laws of Canada (herein called the "Company"), having its principal office at 145 King Street West, Suite 1500, Toronto, Ontario Canada M5H 4B7, and THE BANK OF NEW YORK, a New York banking corporation duly organized and existing under the laws of the State of New York, as Trustee (herein called the "Trustee").



                                    RECITALS


         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of the Company's subordinated debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as provided in this Indenture.

         All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:

                                  ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

Section 101. Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

          (4) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture;

          (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

          (6) All references to dollars and $ shall mean U.S. dollars unless otherwise indicated; and

          (7) when used with respect to any Security, the words "convert", "converted" and "conversion" are intended to refer to the right of the Holder or the Company to convert or exchange such Security into or for securities or other property in accordance with such terms, if any, as may hereafter be specified for such Security as contemplated by Section 301, and these words are not intended to refer to any right of the Holder or the Company to exchange such Security for other Securities of the same series and like tenor pursuant to Section 304, 305, 306, 906, 1107 or 1205 or another similar provision of this Indenture, unless the context otherwise requires; and references herein to the terms of any Security that may be converted mean such terms as may be specified for such Security as contemplated in Section 301.

         "Accredited Investor Letter" has the meaning specified in Section 201.

         "Act", when used with respect to any Holder, has the meaning specified in Section 104.

         "Additional Interest", means the interest, if any, that shall accrue on any interest on the Securities of any series the payment of which has been deferred pursuant to Section 311 and which shall accrue at the rate per annum specified or determined as specified in such Security.

         "Additional Trustee", has the meaning specified in Section 615.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agent Member" means any member of, or participant in, the Depositary.

         "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.

         "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day", (i) when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law to close and (ii) when used in any other context, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are authorized or obligated by law or executive order to close.

         "Certificated Security" has the meaning set forth in Section 201.

         "Clearstream" means Clearstream Banking, societe anonyme, Luxembourg (or any successor securities clearing agency).

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any one of its Chairman, any Vice Chairman, its President, any Executive Vice President or any Vice President, together with any one of its Treasurer, any Assistant Treasurer, its Secretary or any Assistant Secretary, and delivered to the Trustee.

         "Corporate Trust Office" means the principal office of the Trustee in The City of New York at which at any particular time its corporate trust business shall be administered, which office at the date hereof is located at 101 Barclay Street, Floor 8 West, New York, New York 10286, Attention: Corporate Trust Administration, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as such successor Trustee may designate from time to time by notice to the Holders and the Company).

         "corporation"  means  a  corporation,   association,  company,  limited
liability company, business trust or other entity.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Depositary" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 301.

         "Depository  Securities  Certification"  has the meaning  specified  in
Section 201.

         "DTC" means The Depository Trust Company.

         "Euroclear" means the Euroclear Bank S.A./N.V., as operator of the Euroclear System (or any successor securities clearing agency).

         "Event of Default" has the meaning specified in Section 501.

         "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

         "Exchange Offer" has the meaning set forth in the form of the Securities contained in Section 202.

         "Exchange Registration Statement" has the meaning set forth in the form of the Securities contained in Section 202.

         "Exchange Security" means any Security issued in exchange for an Original Security or Original Securities pursuant to the Exchange Offer or otherwise, and registered under the Securities Act, and any Security with respect to which the next preceding Predecessor Security of such Security was an Exchange Security.

         "Expiration Date" has the meaning specified in Section 104.

         "Extension Period" has the meaning specified in Section 311.

         "GAAP" means such accounting principles as are generally accepted in Canada in respect of the date or period for any computation or statement hereunder; provided, however, that in the event that the audited financial statements of the Company set forth in its annual report to shareholders in respect of any fiscal year shall be prepared in accordance with generally accepted United States accounting principles, then "Generally Accepted Accounting Principles" shall mean such principles for the purpose of any computation or statement hereunder made during, or in respect of, such fiscal year (or portion thereof).

         "Global Security" means a Security that evidences all or part of the Securities of any series, registered in the name of the Depositary, and bears the legend set forth in Section 204 (or such legend as may be specified as contemplated by Section 301 for such Securities).

         "Holder" means a Person in whose name a Security is registered in the Securities Register.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of any particular series of Securities established as contemplated by Section 301.

         "Institutional Accredited Investor" means an institution that is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

         "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

         "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

         "Investment Company Act" means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

         "Issue Date" means, with respect to any series, the first date on which the Securities of such series are initially issued.

         "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, exercise of a Holder's option to require the Company to purchase or repay the Security or otherwise.

         "Notice of Default"  means a written  notice of the kind  specified  in
Section 501(4).

         "Officers' Certificate" means a certificate signed by any one of the Chairman, any Vice Chairman, the President, any Executive Vice President or any Vice President, together with any one of the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to
Section 1005 shall be the principal executive, financial or accounting officer of the Company.

         "Opinion of Counsel" means a written opinion of counsel who may be internal legal counsel for the Company, and who shall be acceptable to the Trustee.

         "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

         "Original   Securities"   means  all  Securities  other  than  Exchange
Securities.

         "Other Additional Amounts" has the meaning specified in Section 802.

         "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (1) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

          (3) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

          (4) Securities as to which any property deliverable upon conversion thereof has been delivered (or such delivery has been duly provided for), or as to which any other particular conditions have been satisfied, in each case as may be provided for such Securities as contemplated in Section 301;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 502, (ii) the principal amount of a Security denominated in a foreign currency or currencies shall be the U.S. dollar equivalent, determined on the date of the original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security, and (iii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor. In the case of a dispute to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

         "Owner Securities Certification" has the meaning specified in Section 201.

         "Paying Agent" means any Person authorized by the Company to pay the principal of (and any premium, if any) or interest on any Securities on behalf of the Company.

         "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment" when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as contemplated by Section 301.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Purchase Agreement" means, with respect to a series of Securities, the agreement between the Company, on the one hand, and the initial purchasers of such series of Securities named therein as such, on the other hand, setting forth the terms and conditions for the initial offer and sale of such Securities.

         "Qualified Institutional Buyer" means a "qualified institutional buyer" as defined in Rule 144A.

         "Record Date" means any Regular Record Date or Special Record Date.

         "Record Date Period" means the period from the close of business of any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Registered Securities" means the Exchange Securities and all other Securities sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act, together with their respective Successor Securities.

         "Registration Default" has the meaning specified in Section 202.

         "Registration Rights Agreement" means, with respect to Securities of any series, the Registration Rights Agreement between the Company and the initial purchasers named under the Purchase Agreement in respect of the Securities of such series.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

         "Regulation S" means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time.

         "Regulation S Certificate" means a certificate substantially in the form set forth in Annex A.

         "Regulation  S Global  Security"  has the meaning  specified in Section
201.

         "Regulation S Legend" means a legend substantially in the form set forth in Section 204 to be placed upon each Regulation S Security.

         "Regulation S Securities" means all Securities offered and sold pursuant to Regulation S. Such term includes the Regulation S Global Security.

         "Relevant  Taxing  Jurisdiction"  has the meaning  specified in Section
802.

         "Repayment Date", when used with respect to Securities of any series the terms of which provide each Holder an option to require the Company to purchase or repay the Securities held by such Holder, means the date, if any, fixed for such purchase or repayment pursuant to this Indenture.

         "Repayment Price", when used with respect to Securities of any series the terms of which provide each Holder an option to require the Company to purchase or repay the Securities held by such Holder means the price, if any, at which such purchase or repayment is to occur pursuant to this Indenture.

         "Resale Registration Statement" has the meaning set forth in the form of the Securities contained in Section 202.

         "Responsible Officer", when used with respect to the Trustee, means any vice president, any assistant vice president who shall have direct responsibility for the administration of this Indenture, any assistant secretary, any assistant treasurer or any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

         "Restricted Global Security" has the meaning specified in Section 201.

         "Restricted Period" for a series means the period of 40 consecutive days beginning on and including the later of (i) the day on which Securities of that series are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the original issuance date of the Securities of that series.

         "Restricted Securities" means all Securities offered and sold pursuant to Rule 144A or to Institutional Accredited Investors in a transaction that is not registered under the Securities Act. Such term includes the Restricted Global Security and Certificated Securities.

         "Restricted Securities Certificate" means a certificate substantially in the form set forth in Annex B.

         "Restricted  Securities  Legend"  means,   collectively,   the  legends
substantially in the forms set forth in Section 204 to be placed upon each Restricted Security.

         "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

         "Rule 144A Securities" means the Securities of a series purchased upon their original issuance by the initial purchasers from the Company for resale pursuant to Rule 144A.

          "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

         "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

         "Securities Act Legend" means a Restricted Securities Legend or a Regulation S Legend.

         "Securities Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Senior Indebtedness" means, with respect to the Company, (i) the principal, premium, if any, interest, fees, expenses, indemnity payments or other obligation in respect of (A) indebtedness of the Company for money borrowed and (B) indebtedness evidenced by securities, notes, debentures, bonds or other similar instruments issued by the Company; (ii) all capital lease obligations of the Company; (iii) all obligations issued or assumed by the Company as the deferred purchase price of property, all conditional sale obligations of the Company and all obligations of the Company under any conditional sale or title retention agreement (but excluding trade accounts payable in the ordinary course of business); (iv) all obligations, contingent or otherwise, of the Company in respect of any letters of credit, banker's acceptance, security purchase facilities or similar credit transactions; (v) all obligations in respect of interest rate swap, cap, forward or other agreements, interest rate futures or option contracts, currency swap, cap forward or other agreements, currency futures or option contracts, commodity swap, cap, forward or other agreements in respect of any metal or other product produced or marketed by the Company and any commodity used or consumed by the Company and any other commodity futures or option contracts and other similar agreements;
(vi) all obligations of the type referred to in clauses (i) through (v) of other Persons for the payment of which the Company is responsible or liable as obligor, guarantor or otherwise; and (vii) all obligations of the type referred to in clauses (i) through (vi) of other Persons secured by any lien on any property or asset of the Company (whether or not such obligation is assumed by such obligor). Notwithstanding the foregoing, Senior Indebtedness does not include (1) any such indebtedness that is by its terms subordinated to or pari passu with the Securities, and (2) any indebtedness between or among the Company and its Affiliates.

         "Special Interest" has the meaning set forth in Section 202.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

         "Specified Taxes" has the meaning specified in Section 802.

         "Stated Maturity", when used with respect to any Security or any installment of principal thereof (and premium, if any) or interest (including any Additional Interest) thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal (and premium, if any) or interest (including any Additional Interest) is due and payable, as such date may, in the case of the stated maturity of the principal of any Security, be shortened or extended as provided pursuant to the terms of such Security and this Indenture and, in the case of any installment of interest, subject to the deferral of any such date in the case of any Extension Period.

         "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         "Successor Corporation" has the meaning specified in Section 801.

         "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Temporary  Regulation S Global Security" has the meaning  specified in
Section 201.

         "Transferee  Securities  Certification"  has the meaning  specified  in
Section 305(b).

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

         "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

Section 102. Compliance Certificates and Opinions.

         Except as otherwise expressly provided by this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include,

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103. Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of any officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104. Acts of Holders; Record Dates.

         Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         The  ownership  of any  Security  shall  be  proved  by the  Securities
Register.

         Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

         The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in
Section 512, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

         With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in
Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

         Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

Section 105. Notices, Etc., to Trustee and Company.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing (which may be by facsimile) to or with the Trustee at its Corporate Trust Offices, Attention: Corporate Trust Administration, 21 West Street, 12th Floor, New York, New York 10286, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

Section 106. Notice to Holders; Waiver.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or delivered by an overnight delivery service, to each Holder affected by such event, at his address as it appears in the Securities Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee, which approval shall not be unreasonably withheld, shall constitute a sufficient notification for every purpose hereunder.

Section 107. Conflict with Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 108. Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109. Successors and Assigns.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 110. Separability Clause.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111. Benefits of Indenture.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 112. Governing Law.

         THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 113. Legal Holidays.

         In any case where any Interest Payment Date, Redemption Date, Repayment Date or Stated Maturity of any Security, or on any date on which a Holder has a right to convert his Security, shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any), or conversion of such Security need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity; provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, or on such date for conversion, as the case may be.

                                  ARTICLE TWO

                                 SECURITY FORMS

Section 201. Forms Generally.

         (a) The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other mark of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

         The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

         The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

         In certain cases described  elsewhere herein,  the legends set forth in
Section 204 may be omitted from Securities issued hereunder.

         (b) (i) Securities of a series offered and sold in their initial distribution in reliance on Regulation S shall be initially issued in the form of one or more temporary Global Securities, in fully registered form without interest coupons, substantially in the form of Security set forth in Sections 202 and 203, as the case may be, with such applicable legends as are provided for in Section 202 and Section 204, as the case may be. Such Global Securities shall be registered in the name of the Depositary or its nominee, and deposited with the Trustee, at its New York offices, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided, for credit to the respective accounts at the Depositary of the depositories for Euroclear and for Clearstream, for credit to the respective accounts of owners of beneficial interests in such Securities or to such other accounts as they may direct. Until such time as the Restricted Period in respect of securities of a series shall have terminated, such temporary Global Securities shall be referred to herein as "Temporary Regulation S Global Securities". On or after the termination of the Restricted Period, interests in any Temporary Regulation S Global Security of a series shall be exchangeable for corresponding interests in an unrestricted Regulation S Global Security of the same series (each a "Regulation S Global Security") in fully registered form without interest coupons, substantially in the form set forth in Sections 202 and 203, with such applicable legends as are provided for in Section 202 and Section 204 and in accordance with the immediately following paragraph.

         (ii) Interests in a Temporary Regulation S Global Security of a series may be exchanged for interests in a Regulation S Global Security of the same series representing the same underlying indebtedness only on or after the termination of the Restricted Period with respect to such securities after delivery by a beneficial owner of an interest therein to Euroclear or Clearstream of a written certification (an "Owner Securities Certification") substantially in the form of Annex C-1 hereto, and upon delivery by Euroclear or Clearstream to the Trustee of a written certification (a "Depository Securities Certification") substantially in the form attached hereto as Annex C-2. Upon receipt of such certification, the Trustee shall exchange the portion of the Temporary Regulation S Global Security covered by such certification for interests in a Regulation S Global Security representing the same underlying indebtedness.

         Upon:

          (A)  the expiration of the Restricted Period,

          (B) receipt by Euroclear or Clearstream, as the case may be, and the Paying Agent of the certificates described in the preceding paragraph,

          (C)  receipt by the Depositary of

               (i) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Depositary to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Regulation S Global Security in a principal amount equal to that of the beneficial interest in the Temporary Regulation S Global Security for which the necessary certificates have been delivered, and

               (ii) a written  order  given in  accordance  with the  Applicable
                    Procedures containing information regarding the account of the Agent Member, and the Euroclear or Clearstream account for which such Agent Member's account is held, to be credited with, and the account of the Agent Member to be debited for, such beneficial interest, and

          (D) receipt by the Trustee of notification from the Depositary of the transactions described in (C) above,

the Trustee, as Security Registrar, shall instruct the Depositary to reduce the principal amount of the Temporary Regulation S Global Security and to increase the principal amount of the Regulation S Global Security, by the principal amount of the beneficial interest in such Temporary Regulation S Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S

Global Security having a principal amount equal to the amount by which the principal amount of the Temporary Regulation S Global Security was reduced upon such transfer. The aggregate principal amount of a Regulation S Global Security of a series may be increased or decreased from time to time by adjustments made on the records of the Trustee, as custodian for the Depositary, in connection with a corresponding decrease or increase in the aggregate principal amount, as hereinafter provided.

         (iii) Until such time as the Restricted Period shall have terminated, investors may hold interests in the Regulation S Temporary Global Security only through Euroclear and Clearstream, unless delivery of such beneficial interest upon transfer shall be made through a Restricted Global Security in accordance with the certification requirements discussed below in Section 305(b)(v).

         (c) Securities of a series offered and sold in their initial distribution in reliance on Rule 144A shall be issued in the form of one or more Global Securities (each, a "Restricted Global Security"), in definitive, fully registered form without interest coupons, substantially in the form of Security set forth in Sections 202 and 203 with such applicable legends as are provided for in Section 202 and Section 204, except as otherwise permitted herein. Such Global Securities shall be registered in the name of the Depositary or its nominee and deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided for credit to the respective accounts of owners of beneficial interests in such Securities or to such other accounts as they may direct. The aggregate principal amount of a Restricted Global Security of a series may be increased or decreased from time to time by adjustments made on the records of the Trustee, as custodian for the Depositary, in connection with a corresponding decrease or increase in the aggregate principal amount, as hereinafter provided.

         (d) Securities that are to be offered and sold to Institutional Accredited Investors that are not Qualified Institutional Buyers, sold in each case to an Institutional Accredited Investor that has executed and delivered to the Trustee, as Security Registrar, a letter substantially in the form of Annex E hereto (an "Accredited Investor Letter"), shall be issued in definitive, fully registered form without interest coupons, substantially in the form set forth in
Section 202 and Section 203, with such applicable legends as are provided for in
Section 202 and Section 204. The Securities sold to Institutional Accredited Investors in accordance with the foregoing sentence (individually, a "Certificated Security" and collectively, the "Certificated Securities") shall not be issued in the form of Global Securities. Certificated Securities acquired from the initial purchasers named in the Purchase Agreement in respect of the Securities of such series may be transferred initially only to Qualified Institutional Buyers in accordance with Rule 144A, to a transferee who will acquire such security in reliance on Regulation S or pursuant to Rule 144 under the Securities Act, if available, and exchanged for interests in Global Securities pursuant to Section 305(b)(vi)(1). Certificated Securities shall be duly executed by the Company and authenticated by the Trustee as provided herein, and shall be registered in the name of the Institutional Accredited Investor purchasing such Security and shall bear the Restricted Securities Legend.

Section 202. Form of Face of Security.

         [Insert any legend as required by Section 204]

         [Insert any legend required by the Internal Revenue Code and the Income Tax Act (Canada) and the regulations thereunder.]

                                  INCO LIMITED
                          [Insert title of Securities]

No. .........                                                         $ ........

         Inco Limited, a corporation duly organized and existing under the laws of Canada (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby  promises to pay to  ...............................................,  or
registered   assigns,    the   principal   sum   of   $__________   Dollars   on
.........................................................,  [If this  Security is to bear  interest  prior to Maturity  insert--and  to pay interest  thereon from
................. or from the most recent Interest Payment Date to which interest has  been  paid or as duly  provided  for,  semi-annually  on  ............  and
.............  in each year,  commencing  .........,  and at the Stated  Maturity thereof,  at the rate of ....% per annum,  until the principal  amount hereof is paid or made available for payment [if applicable, insert--; provided that any overdue principal, if any, premium and any overdue installment of interest shall bear interest at the rate of ....% per annum (to the extent that the payment  of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand] [from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand], [If Original Securities are not also Registered Securities, then insert, as appropriate,  --provided,  however,  that if (i)  the  Company  has not  filed a
registration  statement  (the  "Exchange  Registration   Statement")  under  the
Securities Act of 1933, as amended (the "Securities Act"), to register a security substantially identical to this Security (except that such Security shall not contain terms with respect to the Special Interest payments described below or transfer restrictions) pursuant to an exchange offer (the "Exchange Offer") within __ days after the Issue Date of this Security (or, if required
pursuant  to  the  Registration  Rights  Agreement,   a  registration  statement
registering this Security for resale (a "Resale Registration Statement") within __ days after the later of the Issue Date of this Security or the date of the change in applicable law or interpretations of the staff of the Securities and Exchange Commission, as set forth in the Registration Rights Agreement), or (ii) the Exchange Registration Statement or, if applicable, the Resale Registration Statement, is not declared effective on or prior to the date that is the later of the date __ days after the Issue Date of this Security or, in the case of the Resale Registration Statement, the date of the change in applicable law or interpretations of the staff of the Securities and Exchange Commission, as set forth in the Registration Rights Agreement, or (iii) the Exchange Offer has not been completed on or prior to the date that is __ days after the Issue Date of this Security, unless applicable law or interpretations of the staff of the Securities and Exchange Commission do not permit the Company to effect the Exchange Offer, in each case of clause (i), (ii) or (iii), upon the terms and conditions set forth in the Registration Rights Agreement (each such event referred to in clause (i), (ii) or (iii), a "Registration Default"), to the extent required pursuant thereto, then Special Interest shall accrue (in addition to the stated interest on the Securities) at an additional annual rate of __% immediately following the Registration Default until the Registration Default is cured by meeting the applicable requirement in clause (i), (ii) or
(iii), as the case may be. Notwithstanding the existence of more than one Registration Default, in no event shall Special Interest accrue at an annual rate in excess of __%. Interest accruing as a result of a Registration Default is referred to herein as "Special Interest".

         Whenever in this Security or in the Indenture there is a reference, in any context, to the payment of the principal of, premium, if any, or interest on, or in respect of, any Security, such mention shall be deemed to include mention of the payment of Special Interest (if applicable) payable as described in the preceding paragraph to the extent that, in such context, Special Interest is, was or would be payable in respect of such Security and express mention of the payment of Special Interest (if applicable) in any provisions of this Security shall not be construed as excluding Special Interest in those provisions of this Security where such express mention is not made.

         Any accrued and unpaid interest (including Special Interest) on this Security upon the issuance of an Exchange Security (as defined in the Indenture) in exchange for this Security shall cease to be payable to the Holder hereof but such accrued and unpaid interest (including Special Interest) shall be payable on the next Interest Payment Date for such Exchange Security to the Holder thereof on the related Regular Record Date.]

         [If the Security is to bear interest prior to Maturity, insert - The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ....... or ....... (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.]

         [If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption, upon repayment at the option of the Holder or at Stated Maturity and in such case the overdue  principal of this Security shall bear interest at the rate of ....% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. [Any such interest on any overdue principal that is not paid on demand shall bear interest at the rate of
.....%  per annum (to the  extent  that the  payment  of such  interest  shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]]

         [If applicable, insert--So long as no Event of Default has occurred and is continuing, the Company shall have the right, at any time during the term of this Security, from time to time to defer the payment of interest (other than Special Interest, if any) on this Security for up to __ consecutive semi-annual interest payment periods with respect to each deferral period (each an "Extension Period") [if applicable, insert--, during which Extension Periods the Company shall have the right to make partial payments of interest on any Interest Payment Date, and] at the end of which the Company shall pay all interest then accrued and unpaid including any Additional

Interest, as provided below; provided, however, that no Extension Period shall extend beyond the Stated Maturity of the principal of this Security; and provided, further, that during any such Extension Period, the Company shall not declare or pay any dividend on, make any distributions with respect to, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock or make any guarantee payment with respect thereto (other than
(i) repurchases, redemptions or other acquisitions of shares of capital stock of the Company in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors or consultants, (ii) as a result of an exchange or conversion of any class or series of the Company's capital stock for any other class or series of the Company's capital stock, or (iii) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged), and (b) the Company shall not make any payment of interest on, principal of or premium, if any, on, or repay, repurchase or redeem, any debt securities issued by the Company which rank pari passu with or junior to the Securities of such series (including the Securities of any other series); provided, however, the Company may declare and pay a stock dividend where the stock dividend is the same stock as that on which the dividend is being paid. Prior to the termination of any such Extension Period, the Company may further defer the payment of interest, provided that no Extension Period shall exceed ___ consecutive semi-annual interest payment periods, extend beyond the Stated Maturity of the principal of this Security. Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest and (to the extent permitted by applicable law) any Additional Interest then due on any Interest Payment Date, the Company may elect to begin a new Extension Period, subject to the above conditions. No interest shall be due and payable during an Extension Period, except at the end thereof, but each installment of interest that would otherwise have been due and payable during such Extension shall bear Additional Interest (to the extent that the payment of such interest shall be legally enforceable) at the rate of ____% per annum, calculated as set forth in the first paragraph of this Security, from the dates on which such amounts would otherwise have been due and payable until paid or made available for payment. If the principal of any Securities shall become due and payable on a day or if any Securities become subject to Redemption on a Redemption Date that would otherwise occur during an Extension Period, such Extension Period will automatically end on the immediately preceding day (which will be the last day of the period). The
Company shall give the Holder of this Security and the Trustee notice of its election to begin any Extension Period at least one Business Day prior to the next succeeding Interest Payment Date on which interest on this Security would be payable but for such deferral. The Company's written notice of its election to begin an Extension Period shall set forth the first Interest Payment Date in such period and, if known, the date on which payment of interest (and Additional Interest, if any) on the Securities will be resumed, and shall be given in the manner set forth in Section 106 of the Indenture. If such resumption date is not known, the notice must state that the length of the Extension Period will be indefinite.]

         Payment  of the  principal  of  (and  premium,  if  any)  and  interest
[(including any Additional Interest)] on this Security will be made at the office or agency of the Company maintained for that purpose in the [insert Place of Payment], in such coin or currency of the [United States of America] [other country] as at the time of payment is legal tender for payment of public and private debts [if other form of payment - insert other form of payment] [if applicable, insert--; provided, however, that at the option of the Company payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Securities Register, or
(ii) by wire transfer in immediately available funds at such place and to such account as may be designated by the Person entitled thereto as specified in the Securities Register.

         The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided, and
(c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         [Insert a reference to any option of the Holders to require purchase or repayment by the Company.]

         [Insert a reference to any requirement for an adjustment to the interest rate.]

         Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company, has caused this instrument to be duly executed.

Dated:

                                             INCO LIMITED


                                             By:
                                                 -------------------------------

                                             By:
                                                 -------------------------------

Section 203. Form of Reverse of Security.

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under a Subordinated Indenture, dated as of March 7, 2003 (herein called the "Indenture", between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof[, limited in aggregate principal amount to $____________.]


         [If applicable,  insert-- At any time [on or after  ..........,  20..],
[or such later  date as the  Company  may by notice in  writing  to the  Holders stipulate,]  [if applicable,  insert-- or on ...........  in any year commencing with the year ......  and ending with the year ......  through  operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount,] the Securities of this series will be subject to redemption at the option of the Company as provided in the Indenture, in whole or in part, at a "Redemption Price" equal to 100% of the principal amount of the Securities of this series. In the event of redemption, the Company will also pay the Holder, in addition to the Redemption Price, an amount equal to the accrued and unpaid interest to the Redemption Date.

         In the event of a redemption of less than all of the Securities of this series, the Company shall not be required (a) to register the transfer or exchange of the Securities of this series for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities of this series called for such redemption or (b) to register the transfer or exchange of any Securities of this series, or portion thereof, called for redemption.]

         [If applicable, insert-- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [if applicable, insert--
(1) on ...........  in any year commencing with the year ......  and ending with the year  ......  through  operation  of the  sinking  fund for this series at a
Redemption Price equal to 100% of the principal amount, and (2)] at any time [on or  after  ..........,  20..],  as a whole or in part,  at the  election  of the
Company,  at the following  Redemption  Prices  (expressed as percentages of the principal  amount):  If redeemed  [on or before  ...............,  ...%,  and if redeemed]  during  the  12-month  period  beginning  .............  of the years indicated,

                        Redemption                                Redemption
      Year                 Price                  Year               Price
----------------  -----------------------  -----------------  ------------------






         and thereafter at a Redemption  Price equal to ......% of the principal amount, together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued interest [if applicable, insert--, including any Additional Interest,] to the Redemption Date, but installments of interest [(including any Additional Interest)] whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.] (if applicable, insert -- the securities of this series are also redeemable as set forth hereinafter.]

         [If applicable, insert-- The Securities of this series are subject to redemption upon not less than 30 Business Days notice by mail, (1) on
.............  in any year commencing with the year .... and ending with the year
.....  through  operation of the sinking  fund for this series at the

Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after  ............],  as a whole or in part,  at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning ............ of the years indicated,

                                                          Redemption Price For
                           Redemption Price For        Redemption Otherwise Than
                      Redemption Through Operation      Through Operation of the
       Year                of the Sinking Fund                Sinking Fund
-------------------   ----------------------------     -------------------------






and  thereafter at a Redemption  Price equal to .....% of the principal  amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [If applicable, insert-- Notwithstanding the foregoing, the Company may
not,  prior  to   .............,   redeem  any  Securities  of  this  series  as
contemplated by clause (2) of the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than .....% per annum.]

         [The  sinking  fund for this  series  provides  for the  redemption  on
.............  in each year beginning  with the year .......  and ending with the year ...... of [not less than] $..........  [("mandatory  sinking fund") and not more than $.........]  aggregate  principal amount of Securities of this series.
[Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made in the inverse order in which they become due.]

         In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

         [If applicable, insert reference to any other right of the Company to redeem a Security of this Series.]

         [If applicable, insert provisions with respect to the option of Holders to require purchase or repayment of Securities of this series by the Company at the option of the Holder and the issuance of Securities in lieu of Securities purchased or repaid by the Company at the option of the Holder.]

         [If applicable, insert provisions requiring an adjustment to the interest rate in certain circumstances.]

         [If the Security is not an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

         [If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to [insert formula for determining the amount]. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3 % in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest (including any Additional Interest) on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         For disclosure purposes under the Interest Act (Canada), whenever in the Securities of this series or the Indenture interest at a specified rate is to be calculated on the basis of a period less than a calendar year, the yearly rate of interest to which such rate is equivalent is such rate multiplied by the actual number of days in the relevant calendar year and divided by the number of days in such period.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Securities
Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Security is a Global Security and is subject to the provisions of the Indenture relating to Global Securities, including the limitations in
Section 305 thereof on transfers and exchanges of Global Securities.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Section 204. Form of Legend for Securities.

         Unless otherwise specified as contemplated by Section 301 for the Securities evidenced thereby, every Security that is a Global Security, a Restricted Security or a Regulation S Security authenticated and delivered hereunder shall bear one or more of the appropriate legends in substantially the following forms, as appropriate:

[IF THE SECURITY IS A RESTRICTED SECURITY OR A TEMPORARY REGULATION S SECURITY, THEN INSERT -

THIS SECURITY [AND THE COMMON SHARES AND ASSOCIATED COMMON SHARE PURCHASE RIGHTS ISSUABLE UPON CONVERSION] REDEMPTION, PURCHASE OR PAYMENT OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY [NOR SUCH COMMON SHARES AND ASSOCIATED COMMON SHARE PURCHASE RIGHTS] MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY ONLY (1) (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) AS LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" WITHIN THE MEANING OF RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR 904 OF REGULATION S, (E) IN THE CASE OF AN INITIAL HOLDER THAT ACQUIRED THIS SECURITY IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PURSUANT TO RULE 144A OR RULE 904 THEREUNDER AND IN THE CASE OF SUBSEQUENT HOLDERS, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $250,000 INSIDE THE UNITED STATES TO "AN INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT THAT, PRIOR TO THE TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFERS OF THE SECURITIES (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE),
(F) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF AVAILABLE) OR (G) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (2) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.]

         [INCLUDE IF SECURITY IS A TEMPORARY REGULATION S GLOBAL SECURITY - THIS SECURITY IS A TEMPORARY REGULATION S GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER. EXCEPT IN THE CIRCUMSTANCES DESCRIBED IN
SECTION 305(b) OF THE INDENTURE, NO TRANSFER OR EXCHANGE OF AN INTEREST IN THIS TEMPORARY GLOBAL SECURITY MAY BE MADE FOR AN INTEREST IN THE RESTRICTED GLOBAL SECURITY. NO EXCHANGE OF AN INTEREST IN THIS TEMPORARY GLOBAL SECURITY MAY BE MADE FOR AN INTEREST IN THE REGULATION S GLOBAL SECURITY EXCEPT ON OR AFTER THE TERMINATION OF THE DISTRIBUTION COMPLIANCE PERIOD AND UPON DELIVERY OF THE OWNER SECURITIES

CERTIFICATION AND THE DEPOSITORY SECURITIES CERTIFICATION RELATING TO SUCH INTEREST IN ACCORDANCE WITH THE TERMS OF THE INDENTURE.]

         [IF THE SECURITY IS A REGULATION S SECURITY, THEN INSERT - THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.]

         [IF THE SECURITY IS A GLOBAL SECURITY, THEN INSERT - THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

         [IF THE SECURITY IS A GLOBAL SECURITY AND DTC IS TO BE THE DEPOSITARY THEREFOR, THEN INSERT - UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

         [IF CERTIFICATED SECURITIES, THEN INSERT - THIS SECURITY WILL NOT BE ACCEPTED IN EXCHANGE FOR A BENEFICIAL INTEREST IN A GLOBAL SECURITY UNLESS THE HOLDER OF THIS SECURITY, SUBSEQUENT TO SUCH EXCHANGE, WILL HOLD A MINIMUM OF AGGREGATE BENEFICIAL INTEREST IN SUCH GLOBAL SECURITY OF AT LEAST TWO HUNDRED AND FIFTY THOUSAND DOLLARS ($250,000).]

Section 205. Form of Trustee's Certificate of Authentication.

         Subject  to  Section  614,  each  of  the  Trustee's   certificates  of
authentication shall be in substantially the following form:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:                                                     The Bank of New York,
                                                                      As Trustee



                                                      By........................
                                                            Authorized Signatory

                                 ARTICLE THREE

                                 THE SECURITIES

Section 301. Amount Unlimited; Issuable in Series.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series. There shall be established in or pursuant a Board Resolution and, subject to Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other securities);

          (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture
     (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906, 1107 or 1205 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

          (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

          (4) the date or dates on which the principal of any Securities of the series is payable;

          (5) the rate or rates (which may be fixed or variable) at which the Securities of the series shall bear interest, if any, the rate or rates and extent to which Additional

     Interest, if any, shall be payable in respect of any Securities of the series, the date or dates from which any such interest or Additional Interest shall accrue, the Interest Payment Dates on which any such interest shall be payable, the right, pursuant to Section 311 or as otherwise set forth herein, of the Company to defer or extend an Interest Payment Date and the Regular Record Date for the interest payable on any Interest Payment Date or the method by which any of the foregoing shall be determined;

          (6) the place or places where the principal of (and premium, if any) and interest (including any Additional Interest) on any Securities of the series shall be payable, the place or places where the Securities of such series may be presented for registration of transfer or exchange, any restrictions that may be applicable to any such transfer or exchange in addition to or in lieu of those set forth herein, and the place or places where notices and demands to or upon the Company in respect of the Securities of such series may be made;

          (7) the period or periods if any, within which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Company;

          (8) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the date or dates on which, the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any such Securities of the series shall be issuable;

          (10) if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

          (11) if other than the currency of the United States of America, the currency, currencies, composite currency, composite currencies or currency units in which the principal of or any premium or interest (including any Additional Interest) on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for the purposes of making payment in the currency of the United States of America and applying the definition of "Outstanding" in Section 101;

          (12) if other than cash, the form of payment in which the principal of or any premium or interest (including any Additional Interest) on any Securities of the series shall be payable and the manner of determining the equivalent value thereof in the currency of the United States of America for any purpose, including for the purposes of making payment in the currency of the United States of America and applying the definition of "Outstanding" in Section 101;

          (13) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or the Holder thereof, in one or more currencies, composite currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies, composite currency, composite currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

          (14) if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
     Section 502;

          (15) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

          (16) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 204, any addition to, elimination of or other change in the circumstances set forth in Clause (2) of the last paragraph of Section 305(a) in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof and any other provisions governing exchanges or transfers of any such Global Security;

          (17) any addition to, elimination of or other change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 502;

          (18) any addition to, elimination of or other change in the covenants set forth in Article Ten which applies to Securities of the series;

          (19) any provisions necessary to permit or facilitate the issuance, payment or conversion of any Securities of the series that may be converted into securities or other property other than Securities of the same series and of like tenor, whether in addition to, or in lieu of, any payment of principal or other amount and whether at the option of the Company or otherwise, and the terms and conditions upon which such conversion or exchange shall be effected (including, without limitation, the initial conversion or exchange price or rate, the conversion or exchange period and any other provisions in addition to or in lieu of those set forth in this Indenture relative to such obligations; and

          (20) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by
     Section 901(5)).

         All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth in the Officers' Certificate referred to above or in any such indenture supplemental hereto. Not all Securities of any one series need be issued at the same time and, unless otherwise provided, a series may be reopened for additional issuance of Securities of such series.

         If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

         The Securities shall be subordinated in right of payment to all Senior Indebtedness as provided in Article Sixteen.

Section 302. Denominations.

         The Securities of each series shall be issuable only in registered form without coupons in such denominations as shall be specified as contemplated by
Section 301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 303. Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of the Company by any one of its Chairman, Vice Chairman, President, any Executive Vice or any Vice President, together with any one of the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If not all the Securities of any series are to be issued at one time and if the Board Resolution or supplemental indenture establishing such series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Securities and determining terms of particular Securities of such series such as interest rate, stated maturity, date of issuance and date from which interest shall accrue. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

          (1) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

          (2) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

          (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will materially and adversely affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the time of authentication upon original issuance of the first Security of such series to be issued.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 304. Temporary Securities.

         Pending the preparation of definitive Securities of any Series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities, which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

Section 305. Registration, Registration of Transfer and Exchange; Certain
               Transfers and Exchanges.

         (a) Registration, Registration of Transfer and Exchange Generally. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Securities Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

         Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

         Subject to this Section 305(a) and to Section 305(b), at the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

         If the Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under
Section 1103 and ending at the close of business on the day of such mailing,  or
(ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

          (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

          (2) Notwithstanding any other provision in this Indenture or the Securities, no Global Security of any series may be exchanged in whole or in part for Securities of that series registered, and no transfer of a Global Security of a series in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) the Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for the Global Security and a successor Depositary has not been appointed by the Company within 90 days of receipt by the Company of such notification or (ii) has ceased to be a clearing agency registered under the Exchange Act and a successor Depositary has not been appointed by the Company within 90 days after the Company became aware of such cessation, (B) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of Certificated Securities, (C) there shall have occurred and be continuing an Event of Default with respect to such Global Security or (D) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by
     Section 301. Any Global Security of a series  exchanged  pursuant to clause
     (A) above shall be so exchanged in whole and not in part and any Global Security of a series exchanged pursuant to clause (B), (C) or (D) above may be exchanged in whole or from time to time in part as directed by the Company or the Trustee.

          (3) Securities issued in exchange for a Global Security of a series or any portion thereof pursuant to clause (2) above shall be issued in definitive, fully registered form without interest coupons, shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear any legends required hereunder. Any Global Security of a series to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Security Registrar. With regard to any Global Security of a series to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Security, the principal amount thereof shall be reduced by an amount equal to the portion thereof to be so exchanged by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and make available for delivery a Security of such series issuable on such exchange to or upon the written order of the Depositary or an authorized representative thereof.

          (4) In the event of the occurrence of any of the events specified in clause (2) above, the Company shall promptly make available to the Trustee a reasonable supply of Certificated Securities in definitive, registered form without interest coupons.

          (5) No Agent  Members  nor any other  Persons  on whose  behalf  Agent
     Members may act (including Euroclear and Clearstream and account holders and participants therein and any holder or owner of any beneficial interest in any Global Security) shall have any rights under the Indenture with respect to any Global Security, or under any Global Security, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Security. Neither the Company, the Trustee nor the Securities Registrar shall have any liability in respect of any transfers effected by the Depositary or by any Agent Member or any other Person that acquires a beneficial interest in a Security. Neither the Trustee nor the Depositary shall have any duty or obligation to monitor compliance with any restrictions on transfer with respect to the transfer of any interest in the Securities (including transfers between Agent Members or any such other Persons that acquire a beneficial interest in a Security) other than to require delivery of any documents or certificates specifically required by this Indenture.

         (b)  Certain  Transfers  and  Exchanges.   Notwithstanding   any  other
provision of this Indenture or the Securities, transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 305(b) shall be made only in accordance with this Section 305(b).

          (i) Limitation on Transfers of a Global Security. A Global Security of a series may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, and no such transfer to any such other Person may be registered; provided that this clause (i) shall not prohibit any transfer of a Security of a series that is issued in exchange for a Global Security of that series but is not itself a Global Security pursuant to Section 305(a). No transfer of a Security of a series to any Person shall be effective under this Indenture or the Securities unless and until such Security has been registered in the name of such Person. Nothing in this Section 305(b)(i) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Security effected in accordance with the other provisions of this Section 305(b).

          (ii) Temporary Regulation S Global Security. If the owner of a beneficial interest in a Temporary Regulation S Global Security of a series wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in such Temporary Regulation S Global Security, such transfer may be effected, subject to the rules and procedures of the Depositary, Euroclear and Clearstream, in each case to the extent applicable and as in effect from time to time (the "Applicable Procedures"), only in accordance with this Section 305(b)(ii). Upon delivery (A) by a beneficial owner of an interest in a Temporary Regulation S Global Security to Euroclear or Clearstream, as the case may be, of an Owner Securities Certification substantially in the form of Annex C-1 hereto, (B) by the transferee of such beneficial interest in the Temporary Regulation S Global Security to Euroclear or Clearstream, as the case may be, of a written certification (a "Transferee Securities Certification") substantially in the form of Annex C-3 hereto and (C) by Euroclear or Clearstream, as the case may be, to the Trustee, as Security Registrar, of a Depository Securities Certification substantially in the form of Annex C-2 hereto, the Trustee may direct either Euroclear or Clearstream, as the case may be, to reflect on its records the transfer of a beneficial interest in the Temporary Regulation S Global Security from the beneficial owner providing the Owner Securities Certification to the Person providing the Transferee Securities Certification.

          (iii) Restricted Global Security to Temporary Regulation S Global Security. If the holder of a beneficial interest in the Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Temporary Regulation S Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 305(b)(iii). Upon receipt by the Trustee, as Security Registrar, of (A) written instructions given in accordance with the Applicable Procedures from a Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Temporary Regulation S Global Security in a principal amount equal to that of the beneficial interest in the Restricted Global Security to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (C) a certificate in substantially the form set forth in Annex A-1 given by the holder of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depositary to reduce the principal amount of the applicable Restricted Global Security, and to increase the principal amount of the Temporary Regulation S Global Security, by the principal amount of the beneficial interest in the Restricted Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Agent Member for Euroclear or Clearstream or both , as the case may be) a beneficial interest in the Temporary Regulation S Global Security having a principal amount equal to the amount by which the principal amount of the Restricted Global Security was reduced upon such transfer.

          (iv) Restricted Global Security to Regulation S Global Security. If the holder of a beneficial interest in a Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 305(b)(iv). Upon receipt by the Trustee, as Security Registrar, of (A) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in a Regulation S Global Security in a principal amount equal to that of the beneficial interest in the Restricted Global Security to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and, if applicable, the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and
     (C) a certificate in substantially the form set forth in Annex A-2 given by the holder of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depositary to reduce the principal amount of the applicable Restricted Global Security, and to increase the principal amount of the Regulation S Global Security, by the principal amount of the beneficial interest in the Restricted Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Security having a principal amount equal to the amount by which the principal amount of the Restricted Global Security was reduced upon such transfer.

          (v) Temporary Regulation S Global Security or Regulation S Global Security to Restricted Global Security. If the holder of a beneficial interest in a Temporary Regulation S Global Security or a Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 305(b)(v). Upon receipt by the Trustee, as Security Registrar, of (A) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in a Restricted Global Security in a principal amount equal to that of the beneficial interest in the Temporary Regulation S Global Security or the Regulation S Global Security to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member to be credited with, and the account of the Agent Member (and, if applicable, the Euroclear or Clearstream account, as the case may be) to be debited for, such beneficial interest and (C) a certificate in substantially the form set forth in Annex B given by the owner of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depositary to reduce the principal amount of the applicable Temporary Regulation S Global Security or the Regulation S Global Security, as the case may be, and to increase the principal amount of the Restricted Global Security, by the principal amount of the beneficial interest in the Temporary Regulation S Global Security or the Regulation S Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Restricted Global

     Security having a principal amount equal to the amount by which the principal amount of the Temporary Regulation S Global Security or the Regulation S Global Security, as the case may be, was reduced upon such transfer.

          (vi) Non-Global Restricted Security to Global Security. If the Holder of a Restricted Security (other than a Global Security) wishes at any time to transfer all or a portion of such Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, the Temporary Regulation S Global Security or the Regulation S Global Security, in each case, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 305(b)(vi). Upon receipt by (1) the Depositary of (A) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Depositary to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Restricted Global Security, the Temporary Regulation S Global Security or the Regulation S Global Security, as the case may be, in a specified principal amount equal to the principal amount of the Restricted Security (or portion thereof) to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and, in the case of any transfer pursuant to Regulation S, the Euroclear and Clearstream account for which such Agent Member's account is held, or if such account is held for Euroclear or Clearstream, the Euroclear or Clearstream account, as the case may be) to be credited with such beneficial interest, and (C) an appropriately completed certificate substantially in the form set forth in Annex D-1 hereto, if the specified account is to be credited with a beneficial interest in a Restricted Global Security, or Annex D-2 hereto, if the specified account is to be credited with a beneficial interest in the Temporary Regulation S Global Security or the Regulation S Global Security, given by the holder of such beneficial interest, and (2) the Trustee of (A) the Restricted Security to be so transferred, (B) the notification from the Depositary of the transaction described in (1) above and (C) the certificate described in
     (1)(C) above, the Trustee, as Security Registrar, shall cancel such Restricted Security (and issue a new Security in respect of any untransferred portion thereof) as provided in Section 305(a) and increase the principal amount of the Restricted Global Security, Temporary Regulation S Global Security or Regulation S Global Security, as the case may be, by the specified principal amount as provided in Section 305(b)(iii).

          The Trustee shall not be required to accept for such registration of transfer or exchange any Restricted Security unless the Trustee and the Company are satisfied that such transfer or exchange is being effected in compliance with the restrictions on transfer as set forth in this Indenture and in such Security. In addition, in connection with a transfer of a
     Certificated  Security  by  an  Institutional   Accredited  Investor,  such
     Institutional Accredited Investor shall be required, prior to such transfer, to furnish to the Company and the Trustee such certifications, legal opinions or other information as they or either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

          (vii) Other Exchanges. (1) In the event that a Global Security or any portion thereof is exchanged for Securities other than Global Securities, such other Securities may in turn be exchanged (on transfer or otherwise) for Securities that are not Global

     Securities or for beneficial interests in a Global Security (if any is then outstanding) only in accordance with such procedures, which shall be substantially consistent with the provisions of clauses (i) through (vi) above and (viii) below (including the certification requirements intended to insure that transfers and exchanges of beneficial interests in a Global Security comply with Rule 144A, Rule 144 (if available) or Regulation S, as the case may be) and any Applicable Procedures, as may be from time to time adopted by the Company and the Trustee; provided that except as permitted in (3) hereof, no beneficial interest in a Temporary Regulation S Global Security shall be exchangeable for a definitive Security until the expiration of the Restricted Period and then only if the certifications described in Section 201 shall have been provided in respect of such interest.

          (2) Subject to Section 201(d), in connection with a transfer of a Restricted Security or of an interest therein to an Institutional Accredited Investor, such Institutional Accredited Investor shall be required, prior to such transfer, to furnish to the Company and the Trustee, an appropriately completed certificate substantially in the form of Annex E and such other certifications, legal opinions or other information as they or either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act; provided, however, that the purchaser of a Certificated Security directly from the initial purchaser thereof named as such in the Purchase Agreement in respect of the securities of such series may, so long as such security is a Restricted Security, transfer such security only in accordance with clause (vi) above.

          (3) Notwithstanding any other provision of this Section 305, an initial purchaser named as such in the Purchase Agreement in respect of the Securities of a series may exchange beneficial interests in the Temporary Regulation S Global Securities of that series held by it for one or more
     Restricted Securities of that series (including an interest in the Restricted Global Security of that series) upon delivery by such initial purchaser of instructions for such exchange substantially in the form of Annex F. Upon receipt of the instruction described in the preceding sentence, the Trustee shall instruct the Depositary to reduce the principal amount of a Temporary Regulation S Global Security by the principal amount of the beneficial interest in such Temporary Regulation S Global Security to be so transferred and either (A) the Trustee shall instruct the Depositary to increase the principal amount of the Restricted Global Security and credit or cause to be credited to the account of such initial purchaser a beneficial interest in such Restricted Global Security having a principal amount equal to the amount by which the principal amount of the Temporary Regulation S Global Security was reduced upon such transfer or
     (B) authenticate and deliver one or more Restricted Securities in definitive form and in the aggregate principal amount of the beneficial interest in the Temporary Regulation S Global Security to be so transferred, pursuant to the instructions described in the first sentence of this paragraph.

          (viii) Interests in Temporary Regulation S Global Security to be Held Through Euroclear or Clearstream. Until the termination of the Restricted Period, interests in the Temporary Regulation S Global Securities may be held only through Agent Members acting for and on behalf of Euroclear and Clearstream, provided that this clause (viii) shall not prohibit any transfer in accordance with Section 305(b)(v) hereof.

          (ix) In addition to the foregoing, the Trustee, as Security Registrar, shall effect and register, upon receipt of a written request from the Company to do so, a transfer not otherwise permitted by this Section 305(b), such registration to be done in accordance with the otherwise applicable provisions of this Section 305, upon the furnishing by the proposed transferor or transferee of a written opinion of counsel (which opinion and counsel are satisfactory to the Company and the Trustee) to the effect that, and such other certifications or information as the Company or the Trustee may require to confirm that, the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. The Company may require such transfer to be effected by the issuance of Certificated Securities.

         (c) Securities Act Legends. Restricted Securities and their Successor Securities shall bear the legends required by Section 202 and Section 204, subject to the following:

          (i) subject to the following Clauses of this Section 305(c), a Security of a series or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security of that series or any portion thereof shall bear the Securities Act Legend borne by such Global Security while represented thereby;

          (ii) subject to the following Clauses of this Section 305(c), a new Security of a series which is not a Global Security and is issued in exchange for another Security of that series (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Security, provided that, if such new Security is required pursuant to Section 305(b)(v) to be issued in the form of a Restricted Security, it shall bear a Restricted Securities Legend and, if such new Security is so required to be issued in the form of a Regulation S Security, it shall bear a Regulation S Legend;

          (iii) Registered Securities and Regulation S Securities that are not Temporary Regulations S Securities shall not bear a Securities Act Legend;

          (iv) at any time after the Securities of a series may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Security of that series which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security of that series (other than a Global Security) or any portion thereof which bears such a legend if the Trustee has received an Unrestricted Securities Certificate, satisfactory to the Trustee and duly executed by the Holder of such legended Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Security in exchange for or in lieu of such other Security as provided in this Article Three;

          (v) a new Security of a series which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security of that series (other than a Global Security) or any portion thereof which bears such a legend if, in the Company's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Company, shall authenticate and deliver such a new Security as provided in this Article Three; and

          (vi) notwithstanding the foregoing provisions of this Section 305(c), a Successor Security of a Security of a series that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Company has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144 under the Securities Act, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Security of that series bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article Three.

         The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Agent Members or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof. The Trustee shall not have any responsibility for any actions taken or not taken by the Depositary.

Section 306. Mutilated, Destroyed, Lost and Stolen Securities.

         If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307. Payment of Interest and Additional Interest; Interest Rights
             Preserved.

         Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest and Additional Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 1002; provided, however, that each installment of interest, if any, on any Security may at the Company's option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 309, to the address of such Person as it appears on the Securities Register or (ii) wire transfer in immediately in available funds at such place and to such account as may be designated by the Person entitled thereto as specified in the Securities Register.

         Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date, other than any interest the payment of which the Company has duly deferred pursuant to
Section 311 (herein called "Defaulted Interest"), shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner ("the Special Record Date"): The Company shall, not less than 30 days prior to the date of any proposed payment of Defaulted Interest, notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Holder of Securities of such series, at his address as it appears in the Securities Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such

     Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         In the case of any Security which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable. Notwithstanding the foregoing, the terms of any Security that may be converted may provide that the provisions of this paragraph do not apply, or apply with such additions, changes or omissions as may be provided thereby, to such Security.

Section 308. Persons Deemed Owners.

         Prior to due presentment of a Security for registration of transfer, the Company, the Trustee, any Paying Agent, the Security Registrar and any agent of the Company or the Trustee hereunder may treat the Person in whose name such Security is registered upon the Securities Register as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, nor the Trustee, nor any Paying Agent, nor the Security Registrar nor any agent of the Company or the Trustee shall be affected by notice to the contrary. All such payments so made to any Holder for the time being, or upon his order shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

Section 309. Cancellation.

         All Securities surrendered for payment, redemption, purchase or repayment by the Company at the option of Holders, registration of transfer or exchange or conversion or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order (provided that in no event shall the Trustee be directed to destroy any such cancelled Securities) and, as directed by Company Order from time to time, the Trustee shall furnish to the Company a certificate evidencing the cancellation of cancelled Securities.

Section 310. Computation of Interest.

         Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months. For disclosure purposes under the Interest Act (Canada), whenever in this Indenture or any Securities issued hereunder interest at a specified rate is to be calculated on the basis of a period less than a calendar year, the yearly rate of interest to which such rate is equivalent is such rate multiplied by the actual number of days in the relevant calendar year and divided by the number of days in such period.

Section 311. Deferrals of Interest Payment Dates.

         If specified as contemplated by Section 201 or Section 301 with respect to the Securities of a particular series, so long as no Event of Default has occurred and is continuing, the Company shall have the right, at any time during the term of such series, from time to time to defer the payment of interest (other than Special Interest, if any) on such Securities for such period or periods as may be specified as contemplated by Section 301 (each, an "Extension Period"), during which Extension Periods the Company shall, if so specified as contemplated by Section 301, have the right to make partial payments of interest on any Interest Payment Date.

         At the end of any such Extension Period the Company shall pay all interest then accrued and unpaid on the Securities (together with Additional Interest thereon, if any, at the rate specified for the Securities of such series to the extent permitted by applicable law); provided, however, that no Extension Period shall extend beyond the Stated Maturity of the principal of the Securities of such series; and provided, further, that during any such Extension Period, (a) the Company shall not declare or pay any dividend on, make any distributions with respect to, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock or make any guarantee payment with respect thereto (other than (i) repurchases, redemptions or other acquisitions of shares of capital stock of the Company in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors or consultants, (ii) as a result of an exchange or conversion of any class or series of the Company's capital stock for any other class or series of the Company's capital stock, or
(iii) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged), and (b) the Company shall not make any payment of interest on, principal of or premium, if any, on, or repay, repurchase or redeem, any debt securities issued by the Company which rank pari passu with or junior to the Securities of such series (including the Securities of any other series); provided, however, the Company may declare and pay a stock dividend where the dividend stock is the same stock as that on which the dividend is being paid.

         Prior to the termination of any such Extension Period, the Company may further defer the payment of interest, provided that no Extension Period shall exceed the period or periods specified in such Securities, extend beyond the Stated Maturity of the principal of such Securities. Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest and (to the extent permitted by applicable law) any Additional Interest then due on any Interest Payment Date, the Company may elect to begin a new Extension Period, subject to the above conditions. No interest or Additional Interest shall be due and payable during an Extension Period, but shall be due and payable on the day after such Extension Period ends. Each installment of interest that would otherwise have been due and payable during an Extension Period shall bear Additional Interest as and to the extent as may be specified as contemplated by Section 301. If the principal of any Securities shall become due and payable on a day or if any Securities become subject to redemption on a Redemption Date that would otherwise occur during an Extension Period, such Extension Period will automatically end on the immediately preceding day (which will be the last day of the period).

         The Company shall give the Holders of the Securities of such series and the Trustee written notice of its election to begin any such Extension Period at least five Business Day prior to the Regular Record Date for the next succeeding Interest Payment Date on which interest on Securities of such series would be payable but for such deferral. The Company's written notice of its election to begin an Extension Period shall set forth the first Interest Payment Date in such period and, if known, the date on which payment of interest (and Additional Interest, if any) on the Securities will be resumed (and if such date is an Interest Payment Date, the Regular Record Date), and shall be given in the manner set forth in Section 106. If such resumption date is not known, the notice must state that the length of the Extension Period will be indefinite.

         The Trustee shall promptly give notice of the Company's election to begin any such Extension Period to the Holders of the Outstanding Securities of such series.

Section 312. CUSIP Numbers.

         The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

Section 401. Satisfaction and Discharge of Indenture.

         This Indenture shall upon Company Request cease to be of further effect with respect to any series of Securities specified in such Company Request (except as to any surviving rights of conversion, registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1) either

               (A) all Securities of such series theretofore authenticated and delivered (other than (i) Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

               (B) all such Securities of such series not theretofore delivered to the Trustee for cancellation

                    (i) have become due and payable, or

                    (ii) will  become due and payable at their  Stated  Maturity within one year, or

                    (iii) if redeemable at the option of the Company,  are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as funds (or such other form of payment as may be permitted for payments with respect to Securities of such series) in trust for the purpose and in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest (including any Additional Interest) to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

Section 402. Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent
(including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest (including any Additional Interest) for whose payment such money has been deposited with the Trustee. All moneys deposited with the Trustee pursuant to Section 401 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.

                                  ARTICLE FIVE

                                    REMEDIES

Section 501. Events of Default.

         "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest (including Special Interest and Additional Interest) upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days
     (subject to the deferral of any due date in the case of an Extension Period); or

          (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

          (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series, and continuance of such default for a period of 30 days; or

          (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding
     Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (5) a default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company (including a default with respect to Securities of any series other than that series) or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company including this Indenture, whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, if such indebtedness shall not have been discharged or such acceleration shall not have been rescinded or annulled within a period of 10 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring the Company to cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; provided, however ,that if such event of default under such bond, debenture, note or other evidence of indebtedness for money borrowed by the Company or mortgage, indenture or instrument shall be remedied or cured by the Company or waived by the holder of such indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured, or waived without further action upon the part of either the Trustee or any of the Holders of Outstanding Securities; and provided, further, that, subject to the provisions of Sections 601 and 602, the Trustee shall not be deemed to have knowledge of such default unless either (A) a Responsible Officer of the Trustee assigned to its Corporate Trust Department shall have actual knowledge of such default or (B) the Trustee shall have received at its principal Corporate Trust Office written notice thereof from the Company, from any Holder, from the holder of any such indebtedness or from the trustee under any such mortgage, indenture or other instrument; or

          (6) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization or winding-up of the Company under the Companies' Creditors Arrangement Act (Canada), the Bankruptcy and Insolvency Act (Canada) or the Winding-Up Act (Canada) or any other bankruptcy, insolvency or analogous laws, or the issuing of a sequestration order or process of execution against the Company or any substantial part of its property, or appointing a receiver of the Company or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order or appointment unstayed, undischarged and in effect for a period of 60 days from the date thereof; or

          (7) the institution by the Company of proceedings to be adjudicated bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Companies' Creditors Arrangement Act (Canada), the Bankruptcy and Insolvency Act (Canada) or the Winding-Up Act (Canada) or any other bankruptcy, insolvency or analogous laws, or the consent by it to the filing of any such petition or to the appointment of a receiver or similar official of the Company or of any substantial part of its property, or the making by it of a general assignment for the benefit of creditors, or the Company's admitting in writing its inability to pay its debts generally as they become due or taking corporate action in furtherance of any of the aforesaid purposes; or

          (8) any other Event of Default provided with respect to Securities of that series.

Section 502. Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default  (other  than an Event of Default  specified  in
Section 501(6) or 501(7)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of, and accrued interest and any Additional Interest on, all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in Section 501(6) or 501(7) with respect to Securities of any series at the time Outstanding occurs, the principal amount of (together with accrued interest and any Additional Interest thereon) all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable. Payment of principal and interest (including any Additional Interest) on such Securities shall remain subordinated to all Senior Indebtedness to the extent provided in Article Sixteen notwithstanding that such amount shall become immediately due and payable as herein provided.

         At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

          (1) the Company has paid or deposited with the Trustee a sum (or such other form of payment as may be permitted for payments with respect to Securities of such series) sufficient to pay:

               (A) all overdue interest on all Outstanding Securities of that series,

               (B) any accrued Additional Interest (to the extent that payment thereof is lawful) on all Outstanding Securities of that series,

               (C) the principal of (and premium, if any, on) any Outstanding Securities of that series which have become due otherwise than by such declaration of acceleration and any interest and Additional Interest thereon at the rate or rates prescribed therefor in such Outstanding Securities,

               (D) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

               (E) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     and

          (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of (or premium, if any, on) or interest on the Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in
     Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

         The Company covenants that if:

          (1) default is made in the payment of any interest (including any Additional Interest) on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to the Trustee (in cash or in such other form of payment as may be permitted for payments with respect to Securities of such series), for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

         If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504. Trustee May File Proofs of Claim.

         In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such Judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607.

         Nothing herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 505. Trustee May Enforce Claims Without Possession of Securities.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 506. Application of Money Collected.

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (and premium if any) or interest (including any Additional Interest), upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section 607; and

          SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest (including any Additional Interest) on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any (and premium, if any) and interest (including any Additional Interest), respectively.

Section 507. Limitation on Suits.

         No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceeding in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holder shall have any right in any manner whatever by virtue of, or by availing themselves of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 508. Unconditional Right of Holders to Receive Principal, Premium and
               Interest and to Convert.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any,) and (subject to Sections 307 and 311) interest (including any Additional Interest) on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date or, in the case of purchase or repayment by the Company at the option of the Holder, on the Repayment Date), and, if the terms of such Security so provide, to convert such Security in accordance with its terms, and to institute suit for the enforcement of any such payment and, if applicable, any such right to convert, and such rights shall not be impaired without the consent of such Holder.

Section 509. Restoration of Rights and Remedies.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 510. Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511. Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 512. Control by Holders.

         The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 513. Waiver of Past Defaults.

         The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default:

          (1) in the payment of the principal of (or premium, if any) or interest (including any Additional Interest) on any Security of such series, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

Section 514. Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 25% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest (including any Additional Interest) on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date or, in the case of purchase or repayment by the Company at the option of the Holder, on or after the Repayment Date).

Section 515. Waiver of Stay or Extension Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time plead or in any manner whatsoever claim or take the benefit or advantage of any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX

                                   THE TRUSTEE

Section 601. Certain Duties and Responsibilities.

         (a) Except during the continuance of an Event of Default,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

         (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities. of such series; and

          (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602. Notice of Defaults.

         Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Securities Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest (including any Additional Interest) on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

Section 603. Certain Rights of Trustee.

         Subject to the provisions of Section 601:

          (1) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order or as otherwise expressly provided herein, and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (4) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities (including the reasonable compensation and the expenses and disbursements of its agents and counsel) which might be incurred by it in compliance with such request or direction;

          (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (8) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

          (9) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;

          (10) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder; and

          (11) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

Section 604. Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 605. May Hold Securities.

         The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 606. Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any money received by it hereunder except such as it may agree with the Company to pay thereon. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such money shall be paid from time to time upon receipt by the Trustee of a Company Order.

Section 607. Compensation and Reimbursement.

         The Company agrees:

          (1) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation agreed to in writing by the parties from time to time and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense, including taxes (other than taxes based upon, measured by or determined by the income, capital, profit or assets of the Trustee), incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. Such indemnification shall survive the resignation or removal of the Trustee, the termination of this Agreement and the satisfaction and discharge of the trust.

         The Trustee shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 607, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(6) or Section 501(7), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

Section 608. Disqualification; Conflicting Interests.

         If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series or a trustee under the indentures relating to the Company's 5 3/4% Convertible Debentures due 2004, the Company's 7 3/4% Convertible Debentures due 2016, the Company's 9 7/8% Sinking Fund Debentures due 2019, the Company's 9.60% Debentures due 2022, the Company's 7.20%
Debentures due 2032, the Company's 7 3/4% Notes due 2012, the Company's Liquid Yield Option Notes due 2021 and the Company's Convertible Debentures due 2023.

Section 609. Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust power, having a combined capital and surplus of at least $50,000,000 subject to supervision or examination by Federal or State authority and having its Corporate Trust Office in the Borough of Manhattan, The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 610. Resignation and Removal; Appointment of Successor.

         No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

         The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

         If at any time:

          (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

         If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any Series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any Series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Securities Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 611. Acceptance of Appointment by Successor.

         (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees as co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

         (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in Subsections (a) and (b) of this section, as the case may be.

         (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 612. Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 613. Preferential Collection of Claims Against Company.

         If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

Section 614. Appointment of Authenticating Agent

         The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent (including the authenticating agency contemplated by this Indenture), shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of
resignation  or  upon  such  a  termination,   or  in  case  at  any  time  such
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 106 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

         If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

                                                           The Bank of New York,
                                                                      As Trustee


                                                       By......................,
                                                         As Authenticating Agent


                                                       By.......................
                                                              Authorized Officer

Section 615. Appointment of Additional Trustees.

         At any time or times, for the purpose of conforming to any legal requirements, restrictions or conditions in any jurisdiction, or if the Trustee shall deem it necessary or prudent in the interest of the Holders of Outstanding Securities so to do, the Company and the Trustee shall have the power to appoint and, upon the request of the Trustee, the Company shall for such purpose join with the Trustee in the execution, delivery and performance of an indenture supplemental hereto and all other instruments and agreements necessary or proper
(i) to appoint one or more Persons (in this Indenture called "Additional Trustees") approved by the Trustee , either to act as co-trustee or co-trustees jointly with the Trustee or to act as separate trustee or trustees for the purpose of exercising such right. and powers as may be provided in such supplemental indenture and (ii) to vest in any Additional Trustee any right or power of the Trustee hereunder, subject to the remaining provisions of this
Section 615. Any such supplemental indenture shall include all provisions required to be included by the Trust Indenture Act as then in effect with respect to the eligibility, qualification, rights, power, duties, obligations, liabilities and immunities of such Additional Trustee. The rights, powers, duties and obligations conferred or imposed upon the trustees or any of them shall be conferred or imposed upon and exercised or performed by the Trustee and any Additional Trustee jointly, as provided in such supplemental indenture or any such instrument and agreement, except to the extent that, under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by the Additional Trustee. No Additional Trustee shall be given the power to authenticate Securities. In case the Company shall not have joined in the execution of such supplemental indenture or any such instruments or agreements within 15 days after the receipt by it of a written request so to do, or in case any Event of Default shall have occurred and be continuing, the Trustee along shall have power to make such appointment.

                                 ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701. Company to Furnish Trustee Names and Addresses of Holders.

         The Company will furnish or cause to be furnished to the Trustee:

         (a) semi-annually not later than 15 days after the Regular Record Date for interest for each series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of such Regular Record Date or if there is no Regular Record Date for interest for such series of Securities, semi-annually, upon such dates as are set forth in the Board Resolution or indenture supplemental hereto authorizing such series, and

         (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

Section 702. Preservation of Information; Communications to Holders.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

         (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

         (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

Section 703. Reports by Trustee.

         (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within sixty days after each May 15 following the date of the initial issuance of Securities under this Indenture deliver to Holders a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a).

         (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

Section 704. Reports by Company.

         The Company shall file with the Trustee and the Commission, and transmit to Holders such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                 ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 801. Company May Consolidate, Etc., Only on Certain Terms.

         Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation, amalgamation, merger or statutory arrangement of the Company with or into any other corporation or corporations (whether or not an Affiliate), or successive consolidations, amalgamations, mergers or statutory arrangements in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance or lease of all or substantially all the property of the Company, to any other corporation (whether or not an Affiliate) authorized to acquire and operate the same; provided, however, and the Company hereby covenants and agrees, that any such consolidation, amalgamation, merger, statutory arrangement, sale, conveyance or lease shall be upon the condition that (i) immediately after such consolidation, amalgamation, merger, statutory arrangement, sale, conveyance or lease the corporation (whether the Company or such other corporation) formed by or surviving any such consolidation, amalgamation or merger, or to which such sale, conveyance or lease shall have been made (the "Successor Corporation"), shall not be in default in the performance or observance of any of the term, covenants and conditions of this Indenture to be kept or performed by the Company; and
(ii) the due and punctual payment of the principal of (and premium, if any) and interest (including any Additional Interest) on all of the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company, and, for each Security that by its terms provides for conversion, shall have provided for the right to convert such Security in accordance with its terms, shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee, by the Successor Corporation (if other than the Company).

Section 802. Taxing Jurisdiction.

         If (i) the Company enters into (A) a consolidation, amalgamation, or merger with or into any other corporation, or statutory arrangement in which the Company participates or (B) any sale, conveyance or lease of all or substantially all of its property and (ii) the corporation (whether the Company or another corporation) formed by or surviving any such consolidation, amalgamation, merger or statutory arrangement, or to which such sale, conveyance or lease will have been made, is organized under the laws of a jurisdiction other than Canada or the United States or any province, territory, state or district thereof (each, a "Relevant Taxing Jurisdiction"), then the Company or successor corporation, as the case may be, will enter into a supplemental indenture, satisfactory in form to the Trustee, obligating it to make all payments on account of any series of Securities without withholding of or deduction for, or on account of, any present or future taxes or governmental charges ("Specified Taxes") imposed or levied by a Relevant Taxing Jurisdiction, unless the Company (or successor corporation) is required by law, or the interpretation or administration thereof, to withhold or deduct such Specified Taxes. In that event, the Company (or successor corporation) will pay as additional interest such additional amounts ("Other Additional Amounts") as may be necessary in order that the net amounts received by each Holder of such series of Securities after such withholding or deduction, including any withholding or deduction with respect to such Other Additional Amounts, shall equal the respective amounts of principal and interest which would have been receivable in respect of the Securities of such series in the absence of such withholding or deduction, except that no such Other Additional Amounts shall be payable with respect to payments made to a Holder:

          (1) if such Holder is liable for such taxes by reason of such Holder or the beneficial owner of the Security of such series having a present or former direct or indirect connection with the Relevant Taxing Jurisdiction other than the mere holding of the Security of such series or the receipt of payment in respect thereof;

          (2) for any taxes imposed as a result of the failure of such Holder or beneficial owner to comply with certification, identification, declaration or similar reporting requirements, if such compliance is required by statute or by regulation, administrative practice or any applicable treaty, as a precondition to relief or exemption from such tax;

          (3) for any estate, inheritance, gift, sales, transfer, personal property or similar tax, duty or fine, assessment or other governmental charge;

          (4) for any tax which is payable otherwise than by withholding or deduction from payment by us of principal of, or interest on, the Security of such series;

          (5) if the payment of Other Additional Amounts would be for any withholding or deduction imposed on a payment to an individual which is required to be made pursuant to an European Union directive on the taxation of savings implementing the conclusions of ECOFIN Council meeting of November 26-27, 2000 or any law implementing or complying with or introduced in order to conform to such directive; or

          (6) any combination of items (1) - (5) above;

nor will such Other Additional Amounts be paid with respect to a payment on the Security to a Holder who is a fiduciary or partnership or other than the sole beneficial owner of such Security to the extent that a beneficiary or settlor with respect to such fiduciary, or a member of such partnership or a beneficial owner thereof, would not have been entitled to receive a payment of such Other Additional Amounts had such beneficiary, settlor, member or beneficial owner received directly its beneficial or distributive share of such payment.

         The Company shall have the right reasonably to require a Holder as a condition of payment of amounts on the Securities of such series to present at such place as the Company shall reasonably designate a certificate in such form as the Company may from time to time prescribe to enable the Company to determine its duties and liabilities with respect to (i) any Specified Taxes that the Company or any withholding agent may be required to deduct or withhold from payments in respect of a Security under any present or future law of any Relevant Taxing Jurisdiction or any regulation of any taxing authority thereof and (ii) any reporting or other requirements under such laws or regulations. To the extent not otherwise prohibited by applicable laws and regulations, the Company shall be entitled to determine its duties and liabilities with respect to such deduction, withholding, reporting or other requirements on the basis of information contained in such certificate, or, if no certificate shall be presented, on the basis of any presumption created by any such law or regulation, and shall be entitled to act in accordance with such determination. References to the "Company" in this Section 802 shall also be deemed to refer to any successor thereof.

Section 803. Successor Corporation Substituted.

         In case of any such consolidation, amalgamation, merger, statutory arrangement, sale, conveyance or lease and upon the assumption by the Successor Corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and interest on all of the Securities and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, and, for each Security that by its terms provides for conversion, shall have provided for the right to convert such Security in accordance with its terms, such Successor Corporation shall succeed to and be substituted for the Company, with the same effect as if it had been the Company and the Company shall thereupon be relieved of any further obligation or liabilities hereunder or upon the Securities, and the Company as the predecessor corporation may thereupon or at any time thereafter be dissolved, wound-up or liquidated. Such Successor Corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company any or all the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such Successor Corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which such Successor Corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of this Indenture.

         In case of any such consolidation, amalgamation, merger, statutory arrangement, sale, conveyance or lease, or change in the name of the Company, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may, in the opinion of the Trustee, be appropriate.

         The Trustee shall receive an Opinion of Counsel as conclusive evidence that any such consolidation, amalgamation, merger, statutory arrangement, sale, conveyance or lease and any such assumption complies with the provisions of this
Article 8.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

Section 901. Supplemental Indentures Without Consent of Holders.

         Without the consent of any Holders, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

          (3) to add any additional Events of Default; or

          (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

          (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

          (6) to secure the Securities; or

          (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

          (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

          (9) to add to or change any of the provisions of this Indenture with respect to any Securities that by their terms may be converted into securities or other property other than Securities of the same series and of like tenor, in order to permit or facilitate the issuance, payment or conversion of such Securities; or

          (10) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

Section 902. Supplemental Indentures With Consent of Holders.

         With the consent of the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of principal of or interest (including any Additional Interest) on, any Security, or reduce the principal amount thereof or the rate of interest (including any Additional Interest) thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of purchase or repayment by the Company at the option of the Holder, on or after the Repayment Date), or

          (2) if any Security provides that the Holder may require the Company to repurchase or convert such Security, impair such Holder's right to require repurchase or conversion of such Security on the terms provided therein, or

          (3) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (4) modify any of the provisions of this Section or Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(8); or

          (5) modify the  obligations  to  deliver  information  as set forth in
     Section 1007; or

          (6) modify any of the provisions of Article 16 in a manner adverse to the Holders of any Outstanding Securities.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903. Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 904. Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 905. Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

Section 906. Reference in Securities to Supplemental Indentures.

         Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

Section 907. Subordination Unimpaired.

         This   Indenture   may  not  be  amended  at  any  time  to  alter  the
subordination, as provided herein, of any of the Securities then Outstanding without the written consent of each holder of Senior Indebtedness then outstanding that would be adversely affected thereby.

Section 908. Notice of Supplemental Indentures.

         Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture.

                                  ARTICLE TEN

                                    COVENANTS

Section 1001. Payment of Principal; Premium and Interest.

         The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest (including any Additional Interest) on the Securities of that series in accordance with the terms of the Securities and this Indenture.

Section 1002. Maintenance of Office or Agency.

         The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion, redemption or purchase and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 1003. Money for Securities Payments to Be Held in Trust.

         If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest (including any Additional Interest) on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest (including any Additional Interest) so becoming due until such sum shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest (including any Additional Interest) on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest (including any Additional Interest) so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act. The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

         (a) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

         (b) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest (including any Additional Interest) on the Securities of that series; and

         (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest (including any Additional Interest) on any Security of any series and remaining unclaimed for one year after such principal (and premium, if any) or interest (including any Additional Interest) has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 1004. Corporate Existence.

         Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section 1005. Maintenance of Properties.

         The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

Section 1006. Payment of Taxes and Other Claims.

         The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (l) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

Section 1007. Statement by Officers as to Default.

         The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of Sections 1004 to 1006, inclusive, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

Section 1008. Waiver of Certain Covenants.

         The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1004 to 1006, inclusive, with respect to the Securities of any series if before the time for such compliance the Holders of at least 66-2/3% in principal amount of the Outstanding
Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

Section 1101. Applicability of Article.

         Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

Section 1102. Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such Securities. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

Section 1103. Selection by Trustee of Securities to Be Redeemed.

         If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

         If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

         The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

         The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption as aforesaid and, in the case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 1104. Notice of Redemption.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 20 nor more than 60 Business Days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Securities Register.

         All notices of redemption shall state:

               (1) the Redemption Date,

               (2) the Redemption Price,

               (3) if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed,

               (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest (including any Additional Interest) thereon shall cease to accrue on and after said date,

               (5) the place or places where each such Security is to be surrendered for payment of the Redemption Price,

               (6) for any Securities that by their terms may be converted, the terms of conversion, the date on which the right to convert the Security to be redeemed will terminate and the place or places where such Securities may be surrendered for conversion,

               (7) that the redemption is for a sinking fund, if such is the case, and

               (8) the CUSIP numbers, if any.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request delivered a reasonable time prior to the date such notice is to be given, by the Trustee in the name and at the expense of the Company.

Section 1105. Deposit of Redemption Price.

         One Business Day prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest (including any Additional Interest) on, all the Securities which are to be redeemed on that date, other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

         If any Security called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the second penultimate paragraph of Section 307 or in the terms of such Security) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

Section 1106. Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued and unpaid interest (including any Additional Interest)) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued and unpaid interest (including any Additional Interest) to the Redemption Date; provided, however, that installments of interest (including any Additional Interest) whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 1107. Securities Redeemed in Part.

         Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

Section 1108. Purchase of Securities.

         The Company shall have the right at any time and from time to time to purchase Securities in the open market or otherwise at any price.

                                 ARTICLE TWELVE

     PURCHASE OR REPAYMENT OF SECURITIES BY THE COMPANY AT OPTION OF HOLDERS

Section 1201. Applicability of Article.

         Securities of any series the terms of which provide to each Holder the option to require the Company to purchase or repay such Securities in certain circumstances shall, upon exercise of such option, be repayable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

Section 1202. Notice of Repayment Date.

         Notice of any Repayment Date with respect to Securities of any series shall, unless otherwise specified by the terms of the Securities of such series, be given by the Company not less than 30 nor more than 90 days prior to such Repayment Date to each Holder of Securities of such series in accordance with
Section 106.

         Such notice shall state:

         (a) the Repayment Date;

         (b) the Repayment Price;

         (c) the place or places where, and the date by which, such Securities are to be surrendered for payment of the Repayment Price;

         (d) a description of the procedure which a Holder must follow to exercise the purchase or repayment option;

         (e) that exercise of the purchase or repayment option to elect repayment is irrevocable; and

         (f) such other information as the Company may consider appropriate for inclusion.

         No failure of the Company to give the foregoing notice shall limit any Holder's right to exercise a repayment right.

Section 1203. Deposit of Repayment Price.

         One Business Day prior to the Repayment Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Repayment Price of and (unless the Repayment Date shall be an Interest Payment Date) accrued and unpaid interest and Additional Interest, if any, on all of the Securities of such series which are to be repaid on that date.

Section 1204. Securities Payable on Repayment Date.

         Holders having duly exercised the option to require purchase or repayment by the Company on any Repayment Date as specified in the form of Security for such series as provided in Section 203, the Securities of such series so to be purchased or repaid shall, on the Repayment Date, become due and payable at the Repayment Price applicable thereto and from and after such date (unless the Company shall default in the payment of the Repayment Price and accrued interest (including any Additional Interest)) such Securities shall cease to bear interest. Upon surrender of any such Security for purchase or repayment in accordance with the terms of such Security, provided the option has been duly exercised and the Security duly surrendered as specified in the form of such Security, such Security shall be paid by the Company at the Repayment Price together with accrued interest (including any Additional Interest) to the Repayment Date; provided, however, that installments of interest (including any Additional Interest) whose Stated Maturity is on or prior to such Repayment Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Security shall not be paid upon due exercise of the option and surrender thereof for purchase or repayment, the principal (and premium, if any) shall, until paid, bear interest from the Repayment Date at the rate prescribed therefor in such Security.

Section 1205. Securities Repaid in Part.

         Any Security which by its terms may be purchased or repaid by the Company in part at the option of the Holder and which is to be purchased or repaid only in part by the Company shall be surrendered at any office or agency of the Company designated for that purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the

Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unpurchased or unrepaid portion of the principal of the Security so surrendered.

                                ARTICLE THIRTEEN

                                  SINKING FUNDS

Section 1301. Applicability of Article.

         The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series except as otherwise specified as contemplated by Section 301 for Securities of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of any Securities, the cash amount of any sinking fund payment may be subject to reduction as provided in
Section 1302. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of such Securities of any series.

Section 1302. Satisfaction of Sinking Fund Payments with Securities.

         The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been converted in accordance with their terms or which have been redeemed either at the election of the Company (a) pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to any Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series or (b) have been purchased or repaid by the Company through the exercise of an option by the Holder as provided for in the terms of such Securities; provided that such Securities have not been previously so credited. Such Securities to be so credited shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 1303. Redemption of Securities for Sinking Fund.

         Not less than 60 days prior to each sinking fund payment date for any Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to
Section 1302 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                                ARTICLE FOURTEEN

                             CONCERNING THE HOLDERS

Section 1401. Action by Holders.

         Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of Securities of any series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (a) by an instrument or a number of instruments as provided in Section 104, or (b) by the record of the Holders voting in favor thereof at any meeting of Holders duly called and held in accordance with the provisions of Article Fifteen, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders.

Section 1402. Proof of Record of Holders' Meeting.

         Subject to the provisions of Sections 601 and 1505, the record of any Holders' meeting shall be proved in the manner provided in Section 1506.

Section 1403. Identification of Company-Owned Securities.

         Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of the Company or any other obligor on the Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities; and, subject to the provisions of Section 601, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

Section 1404. Revocation of Consents; Future Holders Bound.

         At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 1401, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any holder of a Security the serial number of which is shown by the evidence to be included in the Securities the Holders of which have consented to or are bound by consents to such action may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in Section 1402, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future holders and owners of such Security and of any Security issued on registration of transfer thereof or in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security or such other Security.

                                ARTICLE FIFTEEN

                                HOLDERS' MEETINGS

Section 1501. Purposes of Meetings.

         A meeting of Holders of any or all series of Securities may be called at any time and from time to time pursuant to the provisions of this Article Fifteen for any of the following purposes:

               (1) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders of any or all series of Securities pursuant to any of the provisions of Article Five;

               (2) to remove the Trustee and nominate a successor trustee with respect to the Securities of such series pursuant to the provisions of Article Six;

               (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 902; or

               (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities of such series under any other provision of this Indenture or under applicable law.

Section 1502. Call of Meetings By Trustee.

         The Trustee may at any time call a meeting of Holders of any or all series of Securities to take any action specified in Section 1501, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of the Holders of any series of Securities, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to all Holders of Securities of such series at their addresses as they shall appear on the Securities Register. Such notice shall be mailed not less than 20 nor more than 180 days prior to the date fixed for the meeting.

Section 1503.     Call of Meetings By Company or Holders.

         In case at any time the Company, pursuant to a resolution of its Board of Directors, or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of any series, shall have requested the Trustee to call a meeting of the Holders of such series, by written request setting forth in reasonable detail the action proposed to be taken at the meeting and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Holders may determine the time and the place in said Borough of Manhattan for such meeting and may call such meeting to take any action authorized in Section 1501, by mailing notice thereof as provided in Section 1502.

Section 1504. Qualifications for Voting.

         To be entitled to vote at any meeting of Holders a Person shall (a) be a Holder of one or more Securities or (b) be a Person appointed by an instrument in writing as proxy by a Holder of one or more Securities. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

Section 1505. Regulations.

         Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit. Except as otherwise permitted or required by any such regulation, the holding of Securities shall be proved in the manner specified in
Section 1402 and the appointment of any proxy shall be proved in the manner specified in said Section 1402 or by having the signature of the Person executing the proxy witnessed or guaranteed by any bank, broker or trust company.

         The Trustee shall, by an instrument in writing, appoint a temporary chairman and a temporary secretary of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 1503, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman and a temporary secretary. A permanent chairman and a permanent secretary of the meeting shall be elected by the Persons holding or representing a majority of the Securities represented at the meeting.

         Subject to the provisions of Section 1404, at any meeting each Holder or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the permanent chairman (or the temporary chairman, if no permanent chairman shall have been elected pursuant to this Section) of the meeting to be not Outstanding. Neither the temporary chairman nor the permanent chairman of the meeting shall have a right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the Person to vote on behalf of other Holders. Any meeting of Holders duly called pursuant to the provisions of Section 1502 or 1503 may be adjourned from time to time by the Persons holding or representing a majority of the Securities represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

         At any meeting of Holders, the presence of Persons holding or representing Securities in an aggregate principal amount sufficient to take action upon the business for the transaction of which such meeting was called shall be necessary to constitute a quorum; but, if less than a quorum be present, the Persons holding or representing a majority of the Securities represented at the meeting may adjourn such meeting with the same effect for all intents and purposes, as though a quorum had been present.

Section 1506. Voting.

         The vote upon any resolutions submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairman (or the temporary chairman, if no permanent chairman shall have been elected pursuant to Section 1505) of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the permanent secretary (or the temporary secretary, if no permanent secretary shall have been elected pursuant to Section
1505) of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the permanent secretary (or the temporary secretary, if no permanent secretary shall have been elected pursuant to Section
1505) of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 1502. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and the permanent secretary of the meeting (or if no permanent chairman and/or permanent secretary shall have been elected pursuant to Section 1505, then the temporary chairman and/or the temporary secretary, as the case may be, shall take such action) and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

         Any record so signed and verified shall be conclusive evidence of the matters therein stated.

Section 1507. No Delay of Rights by Meeting.

         Nothing in this Article Fifteen contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Securities.

                                ARTICLE SIXTEEN

                           SUBORDINATION OF SECURITIES

Section 1601. Securities Subordinate to Senior Indebtedness.

         The Company covenants and agrees, and each Holder of a Security, by his or her acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the indebtedness represented by the Securities and the payment of the principal of (and premium, if any) and interest (including any Additional Interest) on each and all of the Securities of each and every series are hereby expressly made subordinate and subject in right of payment as provided in this Article to the prior payment in full of all Senior Indebtedness.

Section 1602. No Payment When Senior Indebtedness in Default; Payment Over of
              Proceeds Upon Dissolution, Etc.

         If the Company shall default in the payment of any principal of (or premium, if any), interest on or other amounts payable in respect of any Senior Indebtedness when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, then, upon written notice of such default to the Company by the holders of Senior Indebtedness or any trustee therefor, and unless and until such default shall have been cured or waived or shall have ceased to exist or all amounts then due and payable in respect of such Senior Indebtedness shall have been paid in full, no direct or indirect payment (in cash, property, securities (other than newly issued equity or securities of the Company subordinated to Senior Indebtedness), by set-off or otherwise) shall be made or agreed to be made on account of the principal of (or premium, if any) or interest (including any Additional Interest) on any of the Securities, or in respect of any redemption, repayment, retirement, purchase or other acquisition of any of the Securities.

         In the event of (a) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization or winding-up of the Company under the Companies' Creditors Arrangement Act (Canada), the Bankruptcy and Insolvency Act (Canada) or the Winding-Up Act (Canada) or any other bankruptcy, insolvency or analogous laws, or issuing sequestration or process of execution against the Company or any substantial part of its property, or appointing a receiver of the Company or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order or appointment unstayed, undischarged and in effect for a period of 60 days from the date thereof; or (b) the institution by the Company of proceedings to be adjudicated bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Companies' Creditors Arrangement Act (Canada), the Bankruptcy and Insolvency Act (Canada) or the Winding-Up Act (Canada) or any other bankruptcy, insolvency or analogous laws, or the consent by it to the filing of any such petition or to the appointment of a receiver of the Company or of any substantial part of its property, or the making by it of a general assignment for the benefit of creditors, or the Company's admitting in writing its inability to pay its debts generally as they become due or taking corporate action in furtherance of any of the aforesaid purposes, (each such event in (a) or (b), if any, herein sometimes referred to as a "Proceeding"), all Senior Indebtedness (including any interest thereon accruing after the commencement of any such proceedings) shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made to any Holder of any of the Securities on account thereof. Any payment or distribution, whether in cash, securities or other property (other than equity or subordinated securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which are subordinate, at least to the extent provided in this Article with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), which would otherwise (but for these subordination provisions) be payable or deliverable in respect of the Securities of any series shall be paid or delivered directly to the holders of Senior Indebtedness in accordance with the priorities then existing among such holders until all Senior Indebtedness (including any interest thereon accruing after the commencement of any Proceeding) shall have been paid in full.

         In the event of any Proceeding, after payment in full of all sums owing with respect to Senior Indebtedness, the Holders of the Securities, together with the holders of any obligations of the Company ranking on a parity with the Securities, shall be entitled to be paid from the remaining assets of the Company the amounts at the time due and owing on account of unpaid principal of (and premium, if any) and interest (including Additional Interest) on the Securities and such other obligations before any payment or other distribution, whether in cash, securities or other property, shall be made on account of any capital stock or any obligations of the Company ranking junior to the Securities and such other obligations.

         If, notwithstanding the foregoing, any payment or distribution of any character or any security, whether in cash, securities or other property (other than equity or subordinated securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which are subordinate, at least to the extent provided in this Article with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), shall be (or payment thereof provided for) received by the Trustee or any Holder before all Senior Indebtedness shall have been paid in full or otherwise in contravention of any of the terms hereof, such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Indebtedness at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all such Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness. In the event of the failure of the Trustee or any Holder to endorse or assign any such payment, distribution or security, each holder of Senior Indebtedness is hereby irrevocably authorized to endorse or assign the same.

         The Trustee and the Holders shall take such action (including, without limitation, the delivery of this Indenture to an agent for the holders of Senior Indebtedness or consent to the filing of a financing statement with respect hereto) as may, in the opinion of counsel designated by the holders of a majority in principal amount of the Senior Indebtedness at the time outstanding, be necessary or appropriate to assure the effectiveness of the subordination effected by these provisions.

         The provisions of this Section shall not impair any rights, interests, remedies or powers of any secured creditor of the Company in respect of any security interest the creation of which is not prohibited by the provisions of this Indenture.

         The securing of any obligations of the Company, otherwise ranking on a parity with the Securities or ranking junior to the Securities, shall not be deemed to prevent such obligations from constituting, respectively, obligations ranking on a parity with the Securities or ranking junior to the Securities.

Section 1603. Payment Permitted If No Default.

         Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time, except during the pendency of the conditions described in the first paragraph of Section 1602 or of any Proceeding referred to in Section 1602, from making payments at any time of principal of (and premium, if any) or interest (including any Additional Interest) on the Securities, or (b) the application by the Trustee of any moneys deposited with it hereunder to the payment of or on account of the principal of (and premium, if any) or interest (including any Additional Interest) on the Securities or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

Section 1604. Subrogation to Rights of Holders of Senior Indebtedness.

         Subject to the payment in full of all amounts due or to become due on all Senior Indebtedness, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article (equally and ratably with the holders of all indebtedness of the Company that by its express terms is subordinated to Senior Indebtedness of the Company to substantially the same extent as the Securities are subordinated to the Senior Indebtedness and is entitled to like rights of subrogation by reason of any payments or distributions made to holders of such Senior Indebtedness) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, securities and other property applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest (including any Additional Interest) on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, securities or other property to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

Section 1605. Provisions Solely to Define Relative Rights.

         The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as between the Company and the Holders of the Securities, the obligations of the Company, which are absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest (including any Additional Interest) on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than their rights in relation to the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, including filing and voting claims in any Proceeding, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, securities and other property otherwise payable or deliverable to the Trustee or such Holder.

Section 1606. Trustee to Effectuate Subordination.

         Each Holder of a Security by his or her acceptance thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

Section 1607. No Waiver of Subordination Provisions.

         No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the immediately preceding paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities of any series, without incurring responsibility to such Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of such Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

Section 1608. Notice to Trustee.

         The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee, agent or representative therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; provided, however, that if a Responsible Officer of the Trustee shall not have received, at least two Business Days prior to the date upon which by the terms hereof any such money may become payable for any purpose (including the payment of the principal of (and premium, if any, on) or interest (including any Additional Interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

         Subject to the provisions of Section 601, the Trustee shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself or herself to be a holder of Senior Indebtedness (or a trustee or attorney-in-fact therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee or attorney-in-fact therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

Section 1609. Reliance on Judicial Order or Certificate of Liquidating Agent.

         Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to conclusively rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

Section 1610. Trustee Not Fiduciary for Holders of Senior Indebtedness.

         The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders or creditors if it shall in good faith pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

Section 1611. Rights of Trustee as Holder of Senior Indebtedness; Preservation
              of Trustee's Rights.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

Section 1612. Article Applicable to Paying Agents.

         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1611 shall not apply to the Company or any Affiliates of the Company if it or such Affiliate acts as Paying Agent.

Section 1613. Effect on Events of Default.

         The failure to make a payment on account of principal of (and premium, if any) or interest (including any Additional Interest) on the Securities by reason of any provision of this Article shall not be construed as preventing the occurrence of an Event of Default as specified in clauses (1) or (2) of Section 501 (subject to the permitted deferral pursuant to Section 311 of any due date in the case of an Extension Period).

Section 1614. Acceleration of Securities.

         If payment on the Securities is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Indebtedness of the acceleration to the extent required to provide such notice pursuant to the instruments governing such Senior Indebtedness.

                               ARTICLE SEVENTEEN

                            MISCELLANEOUS PROVISIONS

Section 1701. Consent to Jurisdiction and Service of Process.

         The Company irrevocably submits to the jurisdiction of any New York State or Federal court sitting in The City of New York over any suit, action or proceeding arising out of or relating to this Indenture or any Security. The
Company irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in any inconvenient forum. The Company agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Company and may be enforced in the courts of Canada (or any other courts to the jurisdiction of which the Company is subject) by a suit upon such judgment, provided that service of process is effected upon the Company in the manner specified in the following paragraph or as otherwise permitted by law; provided, however, that the Company does not waive, and the foregoing provisions of this sentence shall not constitute or be deemed to constitute a waiver of, (i) any right to appeal any such judgment, to seek any stay or otherwise to seek reconsideration or review of any such judgment or (ii) any stay of execution or levy pending an appeal from, or a suit, action or proceeding for reconsideration or review of, any such judgment.

         As long as any of the Securities remain outstanding, the Company will at all times have an authorized agent in the Borough of Manhattan, The City of New York upon whom process may be served in any legal action or proceeding arising out of or relating to the Indenture or any Security. Service of process upon such agent and written notice of such service mailed or delivered to the Company shall to the extent permitted by law be deemed in every respect effective service of process upon the Company in any such legal action or proceeding. The Company hereby appoints CT Corporation System as its agent for such purpose, and covenants and agrees that service of process in any such legal action or proceeding may be made upon it at the office of such agent at 111 Eighth Avenue, New York, New York 10011 (or at such other address in the Borough of Manhattan, The City of New York, as the Company may designate by written notice to the Trustee).

         The Company hereby consents to process being served in any suit, action or proceeding of the nature referred to in the preceding paragraphs by service upon such agent together with the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of the Company set forth in the first paragraph of this instrument or to any other address of which the Company shall have given written notice to the Trustee. The Company irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of any such service (but does not waive any right to assert lack of subject matter jurisdiction) and agrees that such service (i) shall be deemed in every respect effective service of process upon the Company in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to the Company.

         Nothing in this Section shall affect the right of the Trustee or any Holder to serve process in any manner permitted by law or limit the right of the Trustee to bring proceedings against the Company in the courts of any jurisdiction or jurisdictions.

Section 1702. Indenture and Securities Solely Corporate Obligations.

         No recourse under or upon any obligation, covenant or agreement of this Indenture, any supplemental indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, shareholders, officers or directors, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or any of the Securities or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities.

Section 1703. Execution in Counterparts.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                         INCO LIMITED


                                         By: /s/ Stuart F. Feiner
                                            ------------------------------------
                                            Name:  Stuart F. Feiner
                                            Title: Executive Vice President,
                                                   General Counsel and Secretary

                                         By: /s/ Farokh S. Hakimi
                                            ------------------------------------
                                            Name:  Farokh S. Hakimi
                                            Title: Executive Vice President and
                                                   Chief Financial Officer


                                         THE BANK OF NEW YORK, as Trustee


                                         By: /s/ Kisha A. Holder
                                            ------------------------------------
                                            Name:  Kisha A. Holder
                                            Title: Assistant Treasurer

                                                                       ANNEX A-1


                         FORM OF TRANSFER CERTIFICATE --
                          RESTRICTED GLOBAL SECURITY TO
                     TEMPORARY REGULATION S GLOBAL SECURITY

                      REGULATION S GLOBAL NOTE CERTIFICATE
                 (for transfers pursuant to Section 305(b)(iii)
                                of the Indenture)


THE BANK OF NEW YORK, as Trustee


         Re:  [title of series] Inco Limited (the "Securities")
              -------------------------------------------------

         Reference is hereby made to the Indenture, dated as of March 7, 2003 (the "Indenture"), between Inco Limited (the "Company") and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This certificate relates to U.S. $_____________ aggregate principal amount of Securities which are evidenced by the Restricted Global Security (CUSIP No. _________) and held with the Depositary in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal aggregate principal amount of Securities evidenced by the Temporary Regulation S Global Security (CUSIP No. _____________), which amount, immediately after such transfer, is to be held with the Depositary through Euroclear or Clearstream or both.

         In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 903 or Rule 904 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby further certify that:

          (a) the offer of the Securities was not made to a person in the United States;

          (b)  either:

               (i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States,

               (ii) in the case of Rule 903, the transaction was executed in, on or through a physical trading floor of an established foreign securities exchange that is located outside the United States; or

               (iii) in the case of Rule 904, the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;



                                     A-1-1

          (c) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(a) of Regulation S, as applicable;

          (d) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

          (e) upon completion of the transaction, the beneficial interest being transferred as described above will be held with the Depositary through Euroclear or Clearstream or both.

         We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers of the Securities under the Purchase Agreement, dated _______ with the Company relating to the Securities. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

Dated:                                   [Insert Name of Transferor]



                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

                  (If the Transferor is a corporation, partnership or fiduciary, the title of the Person signing on behalf of such registered owner must be stated.)


                                     A-1-2

                                                                       ANNEX A-2


                         FORM OF TRANSFER CERTIFICATE --
                          RESTRICTED GLOBAL SECURITY TO
                          REGULATION S GLOBAL SECURITY

                      REGULATION S GLOBAL NOTE CERTIFICATE
                  (for transfers pursuant to Section 305(b)(iv)
                                of the Indenture)


THE BANK OF NEW YORK, as Trustee


         Re:  [title of series] of Inco Limited (the "Securities")
              ----------------------------------------------------

         Reference is hereby made to the Indenture, dated as of March 7, 2003 (the "Indenture"), between Inco Limited (the "Company") and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This certificate relates to U.S. $_____________ aggregate principal amount of Securities which are evidenced by the Restricted Global Security (CUSIP No. _________) and held with the Depositary in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal aggregate principal amount of Securities evidenced by the Regulation S Global Security (CUSIP No. _____________).

         In connection with such request and in respect of such Securities, the Transferor does hereby certify that:

     (a) with respect to transfers made in reliance on Regulation S under the Securities Act of 1933, as amended (the "Securities Act"):

          (i) the offer of the Securities was not made to a person in the United States;

          (ii)   either:

               (1) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States,

               (2) in the case of Rule 903, the transaction was executed in, on or through a physical trading floor of an established foreign securities exchange that is located outside the United States; or

               (3) in the case of Rule 904, the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;



                                     A-2-1

          (iii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(a) of Regulation S, as applicable; and

          (iv) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; or

     (b) with respect to transfers made in reliance on Rule 144 under the Securities Act, the Securities are being transferred in a transaction permitted by Rule 144 under the Securities Act.

         We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Initial Purchasers of the Securities under the Purchase Agreement, dated _________ with the Company relating to the Securities. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

Dated:                                   [Insert Name of Transferor]



                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                         (If the  Transferor  is a  corporation,
                                         partnership or fiduciary,  the title of
                                         the  Person  signing  on behalf of such
                                         registered owner must be stated.)






                                     A-2-2

                                                                         ANNEX B


                         FORM OF TRANSFER CERTIFICATE --
                    TEMPORARY REGULATION S GLOBAL SECURITY OR
                   REGULATION S GLOBAL SECURITY TO RESTRICTED
                                 GLOBAL SECURITY

                       RESTRICTED GLOBAL NOTE CERTIFICATE
                  (for transfers pursuant to Section 305(b)(v)
                                of the Indenture)


THE BANK OF NEW YORK, as Trustee


            Re: [title of series] of Inco Limited (the "Securities")
                ----------------------------------------------------

         Reference is hereby made to the Indenture, dated as of March 7, 2003 (the "Indenture"), between Inco Limited (the "Company") and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This certificate relates to U.S. $_________________ aggregate principal amount of Securities which are evidenced by the Temporary Regulation S Global Security or the Regulation S Global Security (CUSIP No. _________) and held with the Depositary through Euroclear or Clearstream or both in the name of [insert name of transferor] (the "Transferor") during the Restricted Period. The
Transferor has requested a transfer of such beneficial interest in the Securities to a Person that will take delivery thereof in the form of an equal principal amount of Securities evidenced by the Restricted Global Security (CUSIP No. _________).

         In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended, and accordingly the Transferor does hereby further certify that the Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A and the Securities have been transferred in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

         We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers of the Securities under the Purchase Agreement, dated __________ with the Company relating to the Securities.

Dated:                                   [Insert Name of Transferor]



                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                         (If the  Transferor  is a  corporation,
                                         partnership or fiduciary,  the title of
                                         the  Person  signing  on behalf of such
                                         registered owner must be stated.)

                                                                       ANNEX C-1


                 FORM OF CERTIFICATION TO BE GIVEN BY HOLDERS OF
                 BENEFICIAL INTEREST IN A TEMPORARY REGULATION S
                   GLOBAL SECURITY TO EUROCLEAR OR CLEARSTREAM

                         OWNER SECURITIES CERTIFICATION


[EUROCLEAR BANK S.A./N.V.,
as operator of the Euroclear
System] [or] [CLEARSTREAM BANKING,
SOCIETE ANONYME]

            Re: [title of series] of Inco Limited (the "Securities")
                ----------------------------------------------------

         Reference is hereby made to the Indenture, dated as of March 7, 2003 (the "Indenture"), between Inco Limited (the "Company") and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This certificate relates to U.S. $_________________ aggregate principal amount of Securities which are evidenced by the Temporary Regulation S Global Security (CUSIP No. _________) and held with the Depositary through Euroclear or Clearstream or both in the name of [insert name of holder] (the "Holder").

         In respect of such Securities, the Holder does hereby certify that as of the date hereof, the above-captioned Securities are beneficially owned by non-U.S. Persons and are not held for purposes of resale directly or indirectly to a U.S. Person or to a person within the United States or its possessions.

         As used herein, "United States" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia. As used herein, U.S. Person has the meaning assigned to it in Rule 902 under the Securities Act of 1933, as amended.

         We undertake to advise you immediately by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.



                                     C-1-1

         We understand that this certification is required in connection with certain securities laws in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers of the Securities under the Purchase Agreement, dated ________ with the Company relating to the Securities.

Date:______________, ____[1]

                                           -------------------------------------
                                           [Name of Person Making Certification]





---------------------------
[1] to be dated no earlier than 15 days prior to the transfer or exchange date to which the certification relates.



                                     C-1-2

                                                                       ANNEX C-2


                        FORM OF CERTIFICATION TO BE GIVEN
                 BY EUROCLEAR BANK S.A./N.V., AS OPERATOR OF THE
                    EUROCLEAR SYSTEM, OR CLEARSTREAM BANKING,
                                 SOCIETE ANONYME

                       DEPOSITARY SECURITIES CERTIFICATION


THE BANK OF NEW YORK., as Trustee



            Re: [title of series] of Inco Limited (the "Securities")
                ----------------------------------------------------

         Reference is hereby made to the Indenture, dated as of March 7, 2003 (the "Indenture"), between Inco Limited (the "Company") and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect set forth in the Indenture, as of the date hereof, $__________ aggregate principal amount of the above-captioned Securities are beneficially owned by non-U.S. Persons and are not held for purposes of resale directly or indirectly to a U.S. Person or to a person within the United States or its possessions.

         As used herein, "United States" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia. As used herein, U.S. Person has the meaning assigned to it in Rule 902 under the Securities Act of 1933, as amended.

         We further certify (i) that we are not making available herewith for exchange any portion of the Temporary Regulation S Global Security excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

         We understand that this certification is required in connection with certain securities laws of the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers of the Securities under the Purchase Agreement, dated _________ with the Company relating to the Securities.


                                     C-2-1

Dated:


                                         By:
                                            ------------------------------------
                                            [EUROCLEAR BANK S.A./N.V.,
                                            as operator of the Euroclear System]
                                            [or] [CLEARSTREAM BANKING,
                                            SOCIETE ANONYME]





                                     C-2-2

                                                                       ANNEX C-3

                      FORM OF CERTIFICATION TO BE GIVEN BY
                     TRANSFEREE OF BENEFICIAL INTEREST IN A
                     TEMPORARY REGULATION S GLOBAL SECURITY
                           AFTER THE RESTRICTED PERIOD

                       TRANSFEREE SECURITIES CERTIFICATION


[EUROCLEAR BANC S.A./N.V.,
as Operator of the Euroclear
Clearance system] [or] [CLEARSTREAM BANKING,
SOCIETE ANONYME, LUXEMBOURG]

         Re:  [title of series] of Inco Limited (the "Securities")
              ----------------------------------------------------

         Reference is hereby made to the Indenture, dated as of March 7, 2003 (the "Indenture"), between Inco Limited (the "Company") and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         For purposes of acquiring a beneficial interest in the Temporary Regulation S Global Security, the undersigned certifies that it is not a U.S. Person as defined by Regulation S under the Securities Act of 1933, as amended.

         We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you in which we intend to acquire a beneficial interest in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

         We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers of the Securities under the Purchase Agreement, dated _________ with the Company relating to the Securities.

Dated:

                                         By:
                                            ------------------------------------
                                            As, or as agent for, the  beneficial
                                            acquiror of the  Securities to which
                                            this certificate relates.


                                     C-3-1

                                                                       ANNEX D-1


                         FORM OF TRANSFER CERTIFICATE --
                        NON-GLOBAL RESTRICTED SECURITY TO
                           RESTRICTED GLOBAL SECURITY

                       RESTRICTED GLOBAL NOTE CERTIFICATE
                  (for transfers pursuant to Section 305(b)(vi)
                                of the Indenture)


THE BANK OF NEW YORK, as Trustee


            Re: [title of series] of Inco Limited (the "Securities")
                ----------------------------------------------------

         Reference is hereby made to the Indenture, dated as of March 7, 2003 (the "Indenture"), between Inco Limited (the "Company") and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This certificate relates to $_____________ aggregate principal amount of Securities held in definitive form (CUSIP No. _______) by [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such Securities to a Person that will take delivery in the form of an equal principal amount of Securities evidenced by the Restricted Global Security (CUSIP No. ___________).

         In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended, and accordingly the Transferor does hereby further certify that the Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A and the Securities have been transferred in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

         We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers of the Securities under the Purchase Agreement, dated ________ with the Company relating to the Securities.

Dated:                                   [Insert Name of Transferor]

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:




                                     D-1-1

                                                                       ANNEX D-2


                        FORM OF CERTIFICATE -- NON-GLOBAL
                   RESTRICTED SECURITY TO REGULATION S GLOBAL
                       SECURITY OR TEMPORARY REGULATION S
                                 GLOBAL SECURITY

                      REGULATION S GLOBAL NOTE CERTIFICATE
                  (for transfers pursuant to Section 305(b)(vi)
                                of the Indenture)


THE BANKOF NEW YORK, as Trustee


            Re: [title of series] of Inco Limited (the "Securities")
                ----------------------------------------------------

         Reference is hereby made to the Indenture, dated as of March 7, 2003 (the "Indenture"), between Inco Limited (the "Company") and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This certificate relates to $____________ aggregate principal amount of Securities held in definitive form (CUSIP No. _____) by [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such Securities to a Person that will take delivery in the form of an equal principal amount of Securities evidenced by the Regulation S Global Security or the Temporary Regulation S Global Security (CUSIP No. ___________).

         In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with (A) Rule 903 or Rule 904 under the Securities Act of 1933, as amended (the "Act"), or (B) Rule 144 under the Act, if available, and accordingly the Transferor does hereby further certify that:

     (a)  if the transfer has been effected pursuant to Rule 903 or Rule 904:

          (i) the offer of the Securities was not made to a person in the United States;

          (ii)   either:

               (1) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States,

               (2) in the case of Rule 903, the transaction was executed in, on or through a physical trading floor of an established foreign securities exchange that is located outside the United States; or

               (3) in the case of Rule 904, the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf



                                     D-2-1
                    knows that the transaction was prearranged with a buyer in the United States;

          (iii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

          (iv) the transaction is not part of a plan or scheme to evade the registration requirements of the Act; and

          (v) if such transfer is to occur during the Restricted Period, upon completion of the transaction, the beneficial interest being transferred as described above was held with the Depositary through [Euroclear] [Clearstream]; or

     (b) if the transfer has been effected pursuant to Rule 144:

          (i) more than two years has elapsed since the date of the closing of the initial placement of the Securities pursuant to the Purchase Agreement, dated ________, between the Company and the representatives of the several purchasers named therein; and

          (ii) the Securities have been transferred in a transaction permitted by Rule 144 and made in accordance with any applicable securities laws of any state of the United States.

         We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers of the Securities under the Purchase Agreement, dated _________ with the Company relating to the Securities.

Dated:                                   [Insert Name of Transferor]

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:




                                     D-2-2

                                                                         ANNEX E


                    INSTITUTIONAL ACCREDITED INVESTOR LETTER


Inco Limited
145 King Street West, Suite 1500
Toronto, Ontario M5H4B7
Canada

[Insert name and address of initial purchasers]

The Bank of New York


Ladies and Gentlemen:

         In connection with our proposed purchase of [title of securities] (collectively, the "Securities") of Inco Limited (the "Issuer"), we confirm that:

         1. We are an "accredited investor" (as defined in Rule 501(a) (1), (2),
(3) or (7) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), purchasing for our own account, and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we are able to bear the economic risk of our investment.

         2. We understand and acknowledge that the Securities have not been registered under the Securities Act or any other applicable securities law, and that the Securities may not be offered or sold except as permitted in the following paragraphs.

         We agree that if we should sell any Securities, we will do so only (A) to the Issuer or any subsidiary thereof, (B) pursuant to an effective registration statement under the Securities Act, (C) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (D) outside the Untied States in accordance with Rule 904 of Regulation S under the Securities Act, (E) to an institutional accredited investor (as defined in the indenture governing the Securities (the
"Indenture")) that, prior to such transfer, furnishes to the trustee under the Indenture a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Securities (the form of which letter can be obtained from the trustee) and in a principal amount of at least $250,000, or (F) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available) or any other available exemption from the registration requirements of the Securities Act, and we further agree to provide to any person purchasing any of the Securities from us a notice advising such purchaser that resales of the Securities are restricted as stated herein.

         3. We understand that, on any proposed resale of any Securities, we may be required to furnish to the Issuer and the trustee a legal opinion satisfactory to them and such certifications and other information as the Issuer may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Securities purchased by us will bear a legend to the foregoing effect.

         4. We are acquiring the Securities for investment purposes and not with a view to distribution thereof or with any present intention of offering or selling any Securities, except as permitted above.

         You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereto to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

         THIS LETTER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                         Very truly yours,



                                         By:

                                         Name:
                                         Title:
                                         Date:

Securities to be Purchased:
$__________ principal amount of the $___Securities

                                                                         ANNEX F


                        FORM OF INSTRUCTION FOR EXCHANGE
           (For use prior to the exchange of a Temporary Regulation S for one or more Restricted Securities.)

                              EXCHANGE INSTRUCTIONS

                                  INCO LIMITED
                      [TITLE OF SERIES] (THE "SECURITIES")


                  Pursuant to Section 305(b)(vii)(2) of the Indenture, dated as of March 7, 2003 (the "Indenture"), between Inco Limited and The Bank of New York, as Trustee, [Name of Initial Purchaser] hereby requests that U.S.$___________ aggregate principal amount of the above-captioned Securities held by you for our account in the Temporary Regulation S Security (CUSIP No. ______) (as defined in the Indenture) be exchanged for one or more Restricted [Global] Securities [(CUSIP No. _______)] in the denominations and registered in the names of the holders requested as set forth below:

Denominations              Registered Name


-----------------------    ---------------------------------


-----------------------    ---------------------------------


-----------------------    ---------------------------------


-----------------------    ---------------------------------



Dated:                              [Name of Initial Purchaser]
      ---------------------

                                    By:
                                       ------------------------